UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
FBR & Co.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1. REPORT TO SHAREHOLDERS.

THE FBR FUNDS

FBR Large Cap Fund
FBR Mid Cap Fund
FBR Small Cap Fund
FBR Focus Fund
FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Technology Fund
FBR Gas Utility Index Fund
FBR Balanced Fund
FBR Core Bond Fund

Semi-Annual Report
April 30, 2011

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Semi-Annual Letter to Shareholders

Dear Shareholder:

U.S. equity markets performed well during the six-month period covered by this report, November 1, 2010 through April 30, 2011. The Dow Jones Industrial Average rose 16.7%. The S&P 500 gained 16.3%, and the smaller capitalization Russell 2000 Index rose 23.7%. In general, capital markets continue to recover from the lows of early March 2009 as recession and financial meltdown gripped the world. The Dow has gained 95% from its low in early March 2009 but is still 10% off its high of October 2007.

The investment roller coaster since late October 2007 was brought to you by an economy that was overleveraged to housing and consumption that was borrowed not earned. After much financial upset and government intervention, we have entered a period of healing that we believe will produce a better long term investment climate. We believe that this climate will be one with less leverage to rising asset prices and a renewed focus on business operation. We also believe that this climate will favor the better management teams who focus on operating their business and rely less on economic growth, rising asset prices or declining rates to cover suboptimal practices. In sum, we believe the U.S. economy is recovering from a debt hangover and that better conditions for investing and investment returns lie ahead.

As in prior years, what follows in this report is a commentary from each portfolio manager or team regarding performance for the period. It also includes their thoughts on the investment outlook, selected companies or industries. We believe the commentary from our fund managers is an important part of our communication to you. We encourage you to read the commentaries to gain a better understanding of the investment philosophy and stock selection process that is practiced.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710. If you would like more timely updates, www.fbrfunds.com provides quarterly performance data as well as other important information.

Sincerely,
David H. Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

Past performance is no guarantee of future results. The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption fees. The Funds charge a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance quoted. To obtain performance data current to the most recent month-end please call 888.200.4710.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the Funds’ prospectus. To obtain a free prospectus, please call 888.200.4710 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.

The FBR Funds are distributed by FBR Investment Services, Inc., member FINRA/SIPC.

The FBR Funds

FBR Large Cap Fund
Management Overview

Portfolio Managers: Robert Barringer, CFA® and Ryan Kelley, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class Shares of the FBR Large Cap Fund returned 14.94%. This compares to the S&P 500 Index and the Morningstar Large Blend Category average which over the same time period returned 16.36% and 15.82%, respectively.

The stock market continued to rise significantly during the past six months, with the S&P 500 Index returning over 16%. As of April 30, 2011, the S&P 500 Index has approximately doubled in value in a little over two years and was only about 12% lower than its all time high set in October of 2007. Many of the same themes have been helping the domestic equity market recovery, including an improving economic environment, continued government stimulus in various forms, and improving fundamentals of companies’ balance sheets, cost-structure, and profitability. During the past six months, the Energy Sector was the largest driver of the S&P 500 Index’s performance by a wide margin, while industrials and financials also contributed significantly due to their large relative weights as well as solid stock price appreciation.

Our Fund’s energy, industrial, and material stocks performed well over the past six months, as three of our top five best performing positions were energy companies. Compared to our benchmark, utilities and information technology stocks were our largest contributors on a relative basis. Additionally, we did not have any exposure to the Telecommunications Sector, which was the weakest performing sector of the S&P 500 Index.

Our relative performance was negatively affected by being somewhat underexposed to energy stocks versus our benchmark and slightly overexposed to financials. During a time period when the average energy stock was up 36% and energy stocks comprised 12% of the S&P 500 Index, being underweight by approximately 2% and owning energy stocks that only increased 32% on average caused a large part of our overall underperformance.

As we’ve discussed in previous letters, our funds have generally performed better than peers in difficult environments but may lag as stocks rise rapidly, due to our investment process and portfolio management style. We focus on high quality companies with strong balance sheets and consistent, high profitability, which means we may miss more volatile, cyclical stocks that soar during economic recoveries. As a result, we lagged our index by 1.4% and our peers by less than 1% during the past six months.

Portfolio managers’ comments on the Fund and the related investment outlook.

Our investment process is designed to create a diversified portfolio of investments in companies with less leveraged balance sheets and historically strong business models trading at attractive valuations. Our philosophy tends to produce less volatile returns over

The FBR Funds

FBR Large Cap Fund
Management Overview (continued)

a complete cycle, as is evidenced by our relative performance over the past three and five year periods. However, our investment discipline also means that we may lag our benchmark and peers as the stock market rises rapidly, as is evidenced over the past six months.

We continue to favor companies trading at attractive valuations that exhibit strong returns on equity with low volatility, low financial leverage and debt levels, good management teams, and compelling prospects of continued strong profitability. We continue to be fully invested, and the Fund is slightly overweight service-related technology and health care companies and underweight sectors more heavily dependent on robust consumer spending.

We envision the economy and therefore domestic equities will continue their longer-term recovery. Company earnings have been outperforming expectations for more than two years, while merger and acquisition activity is as strong as it has been since 2007. However, we also believe that risks to the improving economy remain, including high unemployment levels and continued weakness in the housing market, both of which may negatively affect consumer spending; hence, our current underexposure to consumer discretionary and consumer staples stocks.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. S&P 500 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
			Annualized Since
	One Year	Five Year	Inception(5)

FBR Large Cap Fund Investor Class(1)(2)	13.38%	27.57%	7.20%
FBR Large Cap Fund Institutional Class(2)(6)	13.66%	28.25%	7.31%
S&P 500 Index(1)(3)	17.24%	7.75%	2.73%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period November 15, 2005 (commencement of operations) through April 30, 2011.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Large Cap Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Consumer, Non-cyclical	19.8%
Technology	18.6%
Financial	16.7%
Energy	10.9%
Industrial	9.3%
Consumer, Cyclical	8.4%
Communications	5.1%
Basic Materials	3.5%
Utilities	1.5%

Cash	6.2%

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.1%
	Basic Materials — 3.6%
18,000	Freeport-McMoRan Copper & Gold, Inc.	$990,540
7,000	Newmont Mining Corp.	410,270
10,600	Ternium SA ADR	356,372

		1,757,182

	Communications — 5.3%
4,200	Akamai Technologies, Inc.*	144,648
1,000	Amazon.com, Inc.*	196,500
33,600	Cisco Systems, Inc.	590,016
1,275	Google, Inc., Class A*	693,727
6,500	Rackspace Hosting, Inc.*	300,235
36,800	Yahoo!, Inc.*	653,200

		2,578,326

	Consumer, Cyclical — 8.7%
12,900	Bed Bath & Beyond, Inc.*	723,948
9,400	Coach, Inc.	562,214
11,700	Genuine Parts Co.	628,290
11,700	Kohl’s Corp.	616,707
3,200	Lululemon Athletica, Inc.*	320,096
15,325	The Gap, Inc.	356,153
7,500	Tiffany & Co.	520,800
3,500	W.W. Grainger, Inc.	530,600

		4,258,808

	Consumer, Non-cyclical — 20.5%
8,640	Abbott Laboratories	449,626
9,700	Automatic Data Processing, Inc.	527,195
8,475	Baxter International, Inc.	482,228
2,970	C.R. Bard, Inc.	317,047
12,400	Forest Laboratories, Inc.*	411,184
6,700	Gilead Sciences, Inc.*	260,228
26,900	Hormel Foods Corp.	791,129
8,500	Johnson & Johnson	558,620
14,400	Merck & Company, Inc.	517,680
12,000	Paychex, Inc.	392,520

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Non-cyclical — 20.5% (continued)
6,800	PepsiCo, Inc.	$468,452
12,500	ResMed, Inc.*	398,625
5,004	Smith & Nephew PLC ADR	277,322
13,700	Stryker Corp.	808,300
26,500	Sysco Corp.	766,115
9,200	The Coca-Cola Co.	620,632
7,800	The Estee Lauder Companies, Inc., Class A	756,600
25,450	Unilever PLC ADR	828,906
5,800	United Therapeutics Corp.*	388,368

		10,020,777

	Energy — 11.3%
4,202	Apache Corp.	560,421
12,600	Cabot Oil & Gas Corp.	709,128
9,000	Hess Corp.	773,640
14,700	Marathon Oil Corp.	794,388
10,400	Murphy Oil Corp.	805,792
30,800	Nexen, Inc.	814,044
18,000	Petroleo Brasileiro SA ADR	671,940
9,000	Rowan Companies, Inc.*	375,300

		5,504,653

	Financial — 17.2%
111,300	Bank of America Corp.	1,366,764
10,000	Capital One Financial Corp.	547,300
200,000	Citigroup, Inc.*	918,000
25,000	Discover Financial Services	621,000
6,075	Franklin Resources, Inc.	784,404
23,525	JPMorgan Chase & Co.	1,073,446
44,200	KeyCorp	383,214
13,000	Morgan Stanley	339,950
5,500	Northern Trust Corp.	274,945
10,100	Prudential Financial, Inc.	640,542
17,075	T. Rowe Price Group, Inc.	1,097,069
2,425	The Goldman Sachs Group, Inc.	366,199

		8,412,833

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrial — 9.6%
11,615	3M Co.	$1,129,094
7,100	Cummins, Inc.	853,278
11,000	Garmin Ltd.*	376,530
400	Makita Corp. ADR	18,720
16,000	Norfolk Southern Corp.	1,194,880
13,700	PerkinElmer, Inc.	387,299
6,950	Union Pacific Corp.	719,117

		4,678,918

	Technology — 19.3%
4,425	Apple, Inc.*	1,540,918
8,600	Canon, Inc. ADR	405,662
8,000	Cerner Corp.*	961,440
7,000	Check Point Software Technologies Ltd.*	384,510
3,600	Citrix Systems, Inc.*	303,624
36,000	Intel Corp.	834,840
4,500	International Business Machines Corp.	767,610
18,350	Microsoft Corp.	477,467
11,000	NetApp, Inc.*	571,780
25,500	Oracle Corp.	919,275
8,000	Research In Motion Ltd.*	389,200
7,000	Riverbed Technology, Inc.*	245,980
1,800	salesforce.com, Inc.*	249,480
8,200	SanDisk Corp.*	402,948
8,750	SAP AG ADR	564,637
10,100	Western Digital Corp.*	401,980

		9,421,351

	Utilities — 1.6%
9,000	Exelon Corp.	379,350
8,500	PG&E Corp.	391,680

		771,030

	Total Common Stocks (Cost $40,788,243)	47,403,878

The FBR Funds

FBR Large Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 6.4%
3,118,067	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $3,118,067)	$3,118,067

	Total Investments — 103.5% (Cost $43,906,310)	50,521,945

	Liabilities Less Other Assets — (3.5)%	(1,702,722)

	Net Assets — 100.0%	$48,819,223

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Mid Cap Fund
Management Overview

Portfolio Manager: Ryan Kelley, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class of the FBR Mid Cap Fund returned 17.54%. This compares to the Russell Midcap Index and the Morningstar Mid Cap Blend Category average which over the same time period returned 20.67% and 21.14%, respectively.

The stock market continued to rise significantly during the past six months, with the S&P 500 Index returning over 16%. Mid-cap stocks outpaced the broader market, as evidenced by the Russell Midcap Index’s 21% return. As of April 30, 2011, the Russell Midcap Index had returned a positive 6%, including dividends, since its prior all-time high set in July 2007, before the market downturn that began in the Fall of 2007.

Many of the same themes that have been helping the broader domestic equity market recovery have helped mid-cap stocks as well. These include an improving economic environment, continued government stimulus in various forms, and improving fundamentals of companies’ balance sheets, cost-structure, and profitability. While energy stocks were by far the largest contributor to the S&P 500 Index’s performance, the rally was more broadly based for mid-cap stocks, driven by strong contributions from consumer discretionary, financial, energy, and industrial stocks.

The Fund’s energy and consumer discretionary stocks performed well over the past six months, as four of the Fund’s top five best performing positions were in these sectors. Compared to the Fund’s benchmark, consumer discretionary stocks were the largest contributors on a relative basis, with our average consumer discretionary stock returning approximately 31% versus the benchmark’s 21% average.

Our relative performance was negatively affected by our financial and material stock investments. While we were slightly underweight financials as a sector, we tended to be more concentrated in depository institutions that did not perform well and hurt our relative performance. We were approximately equal-weighted in materials at 6% of the portfolio, but we missed certain stocks in the index that soared upwards of 50% in this six-month period.

As we’ve discussed in previous letters, our funds have generally performed better than peers in difficult environments but may lag as stocks rise rapidly, due to our investment process and portfolio management style. We focus on high quality companies with strong balance sheets and consistent, high profitability, which means we may miss more volatile, cyclical stocks that soar during economic recoveries. As a result, we lagged our index and our peers by approximately 3.1% and 3.6%, respectively.

The FBR Funds

FBR Mid Cap Fund
Management Overview (continued)

Portfolio managers’ comments on the Fund and the related investment outlook.

Our goal is to provide better than average risk-adjusted returns over a complete market cycle. We strive to participate in the upside while protecting against the downside. We continue to favor companies trading at attractive valuations that exhibit strong returns on equity with low volatility, low financial leverage and debt levels, good management teams, and compelling prospects of continued strong profitability.

Our investment process is designed to create a diversified portfolio of investments in companies with less leveraged balance sheets and historically strong business models trading at attractive valuations. Our philosophy tends to produce less volatile returns over a complete cycle, as is evidenced by our relative performance over the past three year period as well as inception-to-date (approximately 4 years). However, our investment discipline also means that we may lag our benchmark and peers as the stock market rises rapidly, as is evidenced over the past six months.

We continue to be fully invested, while targeting slight overweight positions in energy and material stocks and underweight positions in telecommunications and consumer stocks. We envision the economy and therefore domestic equities will continue their longer-term recovery. Company earnings have been outperforming expectations for more than two years, while merger and acquisition activity is as strong as it has been since 2007. However, we also believe that risks to the improving economy remain, including high unemployment levels and continued weakness in the housing market, both of which may negatively affect consumer spending; hence, our current underexposure to consumer discretionary and consumer staples stocks.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Mid Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell Midcap Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Mid Cap Fund Investor Class(1)(2)	18.79%	8.03%
FBR Mid Cap Fund Institutional Class(2)(6)	19.07%	8.12%
Russell Midcap Index(1)(3)	23.36%	3.76%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of operations) through April 30, 2011.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Mid Cap Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Financial	17.4%
Consumer, Cyclical	16.7%
Consumer, Non-cyclical	15.7%
Industrial	11.3%
Technology	8.9%
Energy	8.7%
Basic Materials	5.6%
Utilities	5.1%
Communications	2.8%

Cash	7.8%

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 92.1%
	Basic Materials — 5.6%
9,800	Compania de Minas Buenaventura S.A.A. ADR	$408,366
6,075	Ecolab, Inc.	320,517
8,000	Gold Fields Ltd. ADR	142,720
4,934	Sigma-Aldrich Corp.	348,242
11,800	Yamana Gold, Inc.	149,978

		1,369,823

	Communications — 2.8%
3,097	FactSet Research Systems, Inc.	338,843
10,450	Telephone and Data Systems, Inc.	350,702

		689,545

	Consumer, Cyclical — 16.6%
6,115	Abercrombie & Fitch Co., Class A	432,942
3,900	Bed Bath & Beyond, Inc.*	218,868
9,080	Big Lots, Inc.*	373,279
5,200	BJ’s Wholesale Club, Inc.*	266,864
9,485	Copart, Inc.*	430,335
1,600	Deckers Outdoor Corp.*	135,776
3,400	Genuine Parts Co.	182,580
2,700	Guess?, Inc.	116,073
8,130	Magna International, Inc.	416,663
12,824	Mattel, Inc.	342,657
2,800	MSC Industrial Direct Company, Inc., Class A	200,452
6,535	Tiffany& Co.	453,790
3,079	V.F. Corp.	309,624
3,700	Williams-Sonoma, Inc.	160,617

		4,040,520

	Consumer, Non-cyclical — 15.7%
2,700	Brown-Forman Corp., Class B	194,022
2,122	Bunge Ltd.	160,084
2,446	C.R. Bard, Inc.	261,110
2,600	Covance, Inc.*	162,760
9,050	Endo Pharmaceuticals Holdings, Inc.*	354,398
6,438	Forest Laboratories, Inc.*	213,484

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Non-cyclical — 15.7% (continued)
7,050	Hansen Natural Corp.*	$466,357
2,100	Humana, Inc.*	159,852
6,995	Lincare Holdings, Inc.	219,783
5,875	Paychex, Inc.	192,171
16,850	SEI Investments Co.	376,260
4,035	Techne Corp.	313,560
2,600	Tupperware Brands Corp.	165,542
13,275	Tyson Foods, Inc., Class A	264,173
4,444	Varian Medical Systems, Inc.*	311,969

		3,815,525

	Energy — 8.7%
4,685	Ensco International PLC ADR	279,320
1,200	First Solar, Inc.*	167,484
4,540	Helmerich & Payne, Inc.	301,183
7,800	Nabors Industries Ltd.*	238,992
2,925	Newfield Exploration Co.*	207,090
4,625	Pioneer Natural Resources Co.	472,814
5,800	Plains Exploration & Production Co.*	220,632
5,550	Rowan Companies, Inc.*	231,435

		2,118,950

	Financial — 17.4%
8,000	Aspen Insurance Holdings Ltd	228,560
12,495	Capitol Federal Financial, Inc.	141,443
8,575	Comerica, Inc.	325,250
23,800	Fifth Third Bancorp	315,826
28,125	Hudson City Bancorp, Inc.	268,031
36,350	KeyCorp.	315,155
3,746	M&T Bank Corp.	331,034
8,185	New York Community Bancorp, Inc.	135,871
10,250	People’s United Financial, Inc.	140,323
8,700	Raymond James Financial, Inc.	326,250
43,900	Regions Financial Corp.	322,226
4,500	Reinsurance Group of America, Inc.	284,850
6,821	T. Rowe Price Group, Inc.	438,249

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Financial — 17.4% (continued)
8,900	W. R. Berkley Corp.	$290,229
14,300	Zions Bancorp	349,635

		4,212,932

	Industrial — 11.3%
1,778	Cummins, Inc.	213,680
6,625	Dolby Laboratories, Inc., Class A*	331,647
6,075	FLIR Systems, Inc.	213,962
5,700	Garmin Ltd.*	195,111
6,200	Kansas City Southern*	360,282
3,700	Kirby Corp.*	210,086
7,295	Pall Corp.	426,320
4,692	Roper Industries, Inc.	405,811
7,500	Spirit AeroSystems Holdings, Inc., Class A*	184,500
3,500	Tidewater, Inc.	208,285

		2,749,684

	Technology — 8.9%
32,168	Activision Blizzard, Inc.	366,393
9,503	Check Point Software Technologies Ltd.*	522,000
4,900	Microchip Technology, Inc.	201,096
3,400	SanDisk Corp.*	167,076
15,500	Seagate Technology PLC	273,110
30,900	Siliconware Precision Industries Co. ADR	209,502
4,900	Western Digital Corp.*	195,020
6,200	Xilinx, Inc.	216,132

		2,150,329

	Utilities — 5.1%
8,600	Ameren Corp.	252,066
4,677	Energen Corp.	304,052
4,669	FirstEnergy Corp.	186,573
8,100	NRG Energy, Inc.*	196,020
10,650	Westar Energy, Inc.	289,786

		1,228,497

	Total Common Stocks (Cost $18,104,182)	22,375,805

The FBR Funds

FBR Mid Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 7.8%
1,882,435	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $1,882,435)	$1,882,435

	Total Investments — 99.9% (Cost $19,986,617)	24,258,240

	Other Assets Less Liabilities — 0.1%	16,338

	Net Assets — 100.0%	$24,274,578

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Fund
Management Overview

Portfolio Manager: Robert Barringer, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class of the FBR Small Cap Fund returned 26.58%. This compares to the Russell 2000 Index and the Morningstar Small Growth Category, which returned 23.73% and 26.45% for the same period, respectively.

The three main areas of outperformance versus the Russell 2000 Index were in the consumer discretionary, energy and financial sectors. The outperformance came from individual stock selection within those sectors as opposed to an over or underweighting of those sectors. Top contributors were retailers The Buckle, Inc. and Deckers Outdoor Corp. which were up over 50% each as consumers kept up their spending during this time period, particularly with vendors that offer better quality, differentiated products.

Energy outperformance seemed to come also as a surprise to the market, with events in the Middle East and Libya, in particular, stoking fears of a lowering of supply and causing the price of oil to remain elevated. Key contributors to performance were Brigham Exploration Co. which was one of our largest holdings and was up over 70% and International Coal Group, Inc. which was up approximately 65% for the time period and was subsequently acquired for a large premium at the beginning of May.

Lastly, by far the largest contributor to performance in the financial group was Danvers Bancorp, Inc. which was one of our top positions. An acquisition by Peoples United Financial, Inc. at a premium of approximately 30% to the current stock price was announced in January. Banks underperformed during this time period, but our Danvers Bancorp, Inc. investment allowed us to buck that trend.

Portfolio manager comments on the Fund and the related investment outlook.

As we write this report, economic data that has been published recently points to a lull in the momentum that seemed to be building in the world and in the U.S. in particular. A pickup in economic growth that would solidify into an acceleration in employment growth which has been one of the remaining missing pieces in a sustainable economic recovery. Consistent and high employment growth has been elusive and the housing market has accordingly still been surprisingly soft. Many had hoped, as reflected in stock prices, that we would be further along in our economic recovery. However, it is still fragile.

Having said that, we are still very excited about the future prospects for this Fund and believe that we are well positioned to navigate whatever the future holds, given our confidence in our investment process. As mentioned above, we have been the beneficiary of a number of takeovers from large companies which were looking to grow their businesses in a slow growth environment. The companies we invest in are solid companies

The FBR Funds

FBR Small Cap Fund
Management Overview (continued)

with good business prospects and healthy balance sheets and we believe our process allows us to identify those that will succeed on their own, but also that another company might find attractive as well, for the same reasons we like them.

This past year in particular has clearly shown how much of the innovation in areas like technology has come from the smaller, more nimble companies, and many larger companies were leapfrogged in some areas. We are confident that innovation and investment opportunities will continue to present themselves in this area of the market.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Small Cap Fund Investor Class(1)(2)	22.63%	9.58%
FBR Small Cap Fund Institutional Class(2)(6)	23.00%	9.72%
Russell 2000 Index(1)(3)	22.20%	3.51%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of operations) through April 30, 2011.
(6)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Small Cap Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Consumer, Cyclical	21.1%
Technology	16.7%
Financial	16.2%
Industrial	12.5%
Consumer, Non-cyclical	10.4%
Basic Materials	9.0%
Energy	8.5%
Communications	2.6%
Utilities	1.4%

Cash	1.6%

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.2%
	Basic Materials — 8.9%
17,300	Harry Winston Diamond Corp.*	$295,138
34,000	Hecla Mining Co.*	319,940
7,700	Innospec, Inc.*	289,982
8,500	Kraton Performance Polymers, Inc.*	392,360
2,884	NewMarket Corp.	531,579
56,000	PolyOne Corp.	810,880
10,750	Schnitzer Steel Industries, Inc., Class A	667,252
2,800	Valhi, Inc.	88,592
18,000	W.R. Grace & Co.*	816,480

		4,212,203

	Communications — 2.6%
2,000	Acme Packet, Inc.*	165,220
5,000	Aruba Networks, Inc.*	179,650
3,600	Blue Coat Systems, Inc.*	103,680
2,800	Finisar Corp.*	78,652
5,500	Rackspace Hosting, Inc.*	254,045
7,600	Sourcefire, Inc.*	202,312
8,200	TIBCO Software, Inc.*	245,918

		1,229,477

	Consumer, Cyclical — 20.8%
30,000	99 Cents Only Stores*	604,800
10,000	Aèropostale, Inc.*	255,300
36,000	American Axle & Manufacturing Holdings, Inc.*	460,800
18,900	American Eagle Outfitters, Inc.	294,084
13,700	Ascena Retail Group, Inc.*	428,673
15,500	Bally Technologies, Inc.*	604,345
7,500	Big Lots, Inc.*	308,325
18,400	BJ’s Wholesale Club, Inc.*	944,288
13,000	Chico’s FAS, Inc.	190,190
3,300	Deckers Outdoor Corp.*	280,038
15,000	JetBlue Airways Corp.*	84,900
2,375	Jos. A. Bank Clothiers, Inc.*	124,498
15,000	Meritor, Inc.*	258,150
29,500	Modine Manufacturing Co.*	525,395

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Cyclical — 20.8% (continued)
3,200	MSC Industrial Direct Company, Inc., Class A	$229,088
9,754	Owens & Minor, Inc.	336,025
24,000	Penn National Gaming, Inc.*	960,240
10,000	Pier 1 Imports, Inc.*	121,800
1,700	Polaris Industries, Inc.	179,231
10,000	Saks, Inc.*	119,600
4,600	Signet Jewelers Ltd.*	201,250
4,000	Steven Madden Ltd.*	212,600
5,600	The Buckle, Inc.	254,744
5,000	The Children’s Place Retail Stores, Inc.*	265,850
3,600	The Men’s Wearhouse, Inc.	100,404
14,300	The Toro Co.	971,113
36,000	US Airways Group, Inc.*	327,240
5,000	Wolverine World Wide, Inc.	198,400

		9,841,371

	Consumer, Non-cyclical — 10.3%
7,000	ABIOMED, Inc.*	121,660
2,000	Amarin Corp. PLC ADR*	32,000
20,000	AVANIR Pharmaceuticals, Inc., Class A*	87,400
7,700	BioMarin Pharmaceutical, Inc.*	207,053
6,100	Bruker Corp.*	120,414
4,500	Catalyst Health Solutions, Inc.*	268,020
10,000	Depomed, Inc.*	88,300
4,000	Immunogen, Inc.*	53,440
9,000	Impax Laboratories, Inc.*	246,420
4,000	InterMune, Inc.*	178,560
3,000	Jazz Pharmaceuticals, Inc.*	95,730
4,000	MAKO Surgical Corp.*	109,880
8,000	Optimer Pharmaceuticals, Inc.*	101,040
10,000	Par Pharmaceutical Companies, Inc.*	344,400
6,800	Pharmaceutical Product Development, Inc.	209,780
16,200	Rollins, Inc.	339,714
21,000	RSC Holdings, Inc.*	276,570
4,500	Seattle Genetics, Inc.*	74,745
9,150	Sirona Dental Systems, Inc.*	522,191

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Consumer, Non-cyclical — 10.3% (continued)
4,800	Sotheby’s	$242,496
5,400	SuccessFactors, Inc.*	187,218
4,375	Techne Corp.	339,981
2,000	Theravance, Inc.*	55,500
4,285	Transcend Services, Inc.*	103,397
2,000	ViroPharma, Inc.*	38,580
7,110	Wright Express Corp.*	400,506
2,000	XenoPort, Inc.*	16,360

		4,861,355

	Energy — 8.4%
14,612	Atwood Oceanics, Inc.*	656,517
21,900	Brigham Exploration Co.*	734,307
27,000	Complete Production Services, Inc.*	916,380
6,000	Energy XXI Bermuda Ltd.*	217,500
48,000	International Coal Group, Inc.*	529,440
20,200	Key Energy Services, Inc.*	367,640
5,500	Oasis Petroleum, Inc.*	169,015
7,900	Rosetta Resources, Inc.*	362,847

		3,953,646

	Financial — 16.0%
30,000	Associated Banc-Corp	438,000
36,000	Astoria Financial Corp.	520,920
2,700	Bancorp Rhode Island, Inc.	119,772
10,000	Berkshire Hills Bancorp, Inc.	223,000
75,000	Brookline Bancorp, Inc.	691,500
48,954	Capitol Federal Financial, Inc.	554,159
38,500	CNO Financial Group, Inc.*	310,310
4,000	Encore Capital Group, Inc.*	119,760
8,170	Enterprise Bancorp, Inc.	144,936
600	First Citizens BancShares, Inc., Class A	120,006
48,253	First Horizon National Corp.	528,370
62,000	Fulton Financial Corp.	724,160
2,300	Hingham Institution for Savings	121,670
35,000	Horace Mann Educators Corp.	625,800
3,407	Investors Title Co.	116,588

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Financial — 16.0% (continued)
41,100	MGIC Investment Corp.*	$355,926
33,300	Sunstone Hotel Investors, Inc.*	348,318
67,000	Susquehanna Bancshares, Inc.	617,740
43,550	United Financial Bancorp, Inc.	711,607
11,400	Washington Federal, Inc.	183,426

		7,575,968

	Industrial — 12.3%
21,337	A.O. Smith Corp.	938,188
7,100	Armstrong World Industries, Inc.	317,725
8,000	Atlas Air Worldwide Holdings, Inc.*	551,280
5,000	CLARCOR, Inc.	225,950
9,800	Genesee & Wyoming, Inc., Class A*	607,404
22,750	GrafTech International Ltd.*	527,800
12,100	Heartland Express, Inc.	208,725
9,000	Lennox International, Inc.	437,490
8,200	PerkinElmer, Inc.	231,814
4,000	Polypore International, Inc.*	247,080
8,000	Roadrunner Transportation Systems, Inc.*	112,720
3,000	Sauer-Danfoss, Inc.*	177,030
10,000	Simpson Manufacturing Company, Inc.	279,200
2,000	Sun Hydraulics Corp.	92,980
8,200	Terex Corp.*	285,196
22,250	Werner Enterprises, Inc.	582,283

		5,822,865

	Technology — 16.5%
4,000	athenahealth, Inc.*	184,920
62,100	Brocade Communications Systems, Inc.*	388,125
11,000	Cirrus Logic, Inc.*	182,160
10,000	CommVault Systems, Inc.*	393,900
22,000	Compuware Corp.*	249,260
3,000	Concur Technologies, Inc.*	173,610
23,600	Emulex Corp.*	228,684
7,200	Fortinet, Inc.*	350,640
10,277	Jack Henry & Associates, Inc.	349,110

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Technology — 16.5% (continued)
3,900	Lexmark International, Inc., Class A*	$125,775
18,000	MedAssets, Inc.*	288,360
16,000	Medidata Solutions, Inc.*	410,720
14,000	Mellanox Technologies Ltd.*	413,560
3,700	MicroStrategy, Inc., Class A*	522,810
12,000	MIPS Technologies, Inc.*	99,840
6,200	NetLogic Microsystems, Inc.*	267,406
7,300	Netscout Systems, Inc.*	186,807
8,000	NetSuite, Inc.*	276,880
9,175	Open Text Corp.*	561,510
20,575	QLogic Corp.*	369,938
5,000	Quest Software, Inc.*	128,800
11,400	RADWARE Ltd.*	401,622
8,400	RightNow Technologies, Inc.*	303,912
5,500	Solera Holdings, Inc.	302,500
8,000	Synchronoss Technologies, Inc.*	258,080
6,400	Taleo Corp., Class A*	232,128
3,000	Veeco Instruments, Inc.*	153,390

		7,804,447

	Utilities — 1.4%
26,400	Portland General Electric Co.	658,944

	Total Common Stocks (Cost $38,644,531)	45,960,276

NO. OF
RIGHTS

	RIGHTS — NM
5,500	Clinical Data, Contingent Value Rights*	5,225

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 1.6%
745,724	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $745,724)	$745,724

	Total Investments — 98.8% (Cost $39,390,255)	46,711,225

	Other Assets Less Liabilities — 1.2%	565,273

	Net Assets — 100.0%	$47,276,498

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company
NM	Not Meaningful
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Focus Fund
Management Overview

Portfolio Managers: David Rainey, CFA®, Brian Macauley, CFA® and Ira Rothberg, CFA®

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class of the FBR Focus Fund returned 11.75% compared to 23.73% for the Russell 2000 Index and 16.36% for the S&P 500 Index.

The Fund’s return during the period was the result of improved business prospects for its key holdings, owed to a better overall economic outlook and company specific developments. Leading contributors to the Fund’s performance were 99 Cents Only Stores (NYSE Symbol: NDN), Markel Corp. (Nasdaq Symbol: MKL), Penn National Gaming, Inc. (Nasdaq Symbol: PENN), and CarMax, Inc. (NYSE Symbol: KMX). The leading detractor from the Fund’s performance was Lamar Advertising Co. (Nasdaq Symbol: LAMR).

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of six-month results referenced above, we encourage investors to evaluate the Fund’s performance over three-, five-, and ten-year periods since shorter time frames can be influenced by many transitory issues unrelated to the intrinsic worth of the Fund’s holdings. Long-term performance metrics for the Fund can be found in the table below.

Portfolio managers’ comments on the Fund and the related investment outlook.

The Focus Fund has long employed a rather unconventional approach. Ostensibly, the Fund is distinguished by its concentrated portfolio, low turnover, and long-term performance. But under the surface, there are many important, but less obvious points of differentiation from the typical mutual fund. By way of a few recent investment decisions, we hope to illustrate for you some of these subtleties so that you can better appreciate our approach to managing the Fund.

During the last six months we have had two portfolio companies receive buyout offers from private equity firms (Dynamex, Inc. and 99 Cents Only Stores). We believed both of these offers substantially undervalued these companies shares so we made the necessary filings with the SEC to become an “activist” investor (13D filing status) in order to defend our shareholders’ rights and lobby for a more appropriate takeout price. Being an activist can be time consuming and potentially expensive, so it is not a decision to take lightly. However, in both circumstances we believed that we had a winning argument and very good chance to help increase the buyout price and generate an attractive return on our effort.

On April 11, 2011, The Wall Street Journal Online published an article about our 99 Cents Only Stores activity and observed that few mutual funds stage activist campaigns. This notion

The FBR Funds

FBR Focus Fund
Management Overview (continued)

was not evident to us prior to reading the article, but upon some reflection it makes sense. For the economics of activism to work there generally need to be three ingredients: 1) you need to have a firmly held view of the company’s value, 2) you need to be a large shareholder of the company (5%-plus), and 3) it needs to be an important enough position in your fund to warrant the effort. These ingredients are often present in our portfolio since our strategy revolves around getting to know a business very well, then making it an important, long-term investment in our portfolio when we see its stock price trading well below its intrinsic value. Since we frequently focus on small and mid-cap companies, a large position size for us often translates into a large percentage ownership in the target company. In contrast, the typical mutual fund in our peer group holds more than 100 stocks and sells those stocks about once a year making it far less likely that the three ingredients for activism will be present.

It is unusual that we have had these two activist experiences over the past six months, but the current environment is conducive to private equity and corporate buyer activity. We have never entered an investment with the intention of becoming an activist, but it is a valuable tool to have available if circumstances develop in such a way to warrant its use. We were pleased with the outcome of the Dynamex, Inc. buyout since the original proposed price was $21.25 per share and the deal closed 17% higher at a more appropriate price of $25.00 per share. We do not yet know the outcome of the buyout process at 99 Cents Only Stores, but believe that the current offer of $19.09 per share substantially undervalues the business.

Another distinguishing characteristic of the Fund is a willingness to look across the market capitalization spectrum in search of undervalued securities. Over the course of the last year, the Fund has established positions in companies with market capitalizations (at the time of purchase) ranging from $150 million (Diamond Hill Investment Group, Inc.) to $170 billion (Google, Inc.). This contrasts with many mutual funds that are pigeon holed into investing exclusively in one segment of the market capitalization range. Some mutual funds are even forced to sell their best small-cap stocks because they have appreciated into the mid-cap classification.

Because we are generally looking for growth companies, we have historically found more opportunity in the small and mid-capitalization space. We anticipate that this will continue to be the case. However, we think it is a mistake to ignore the important segment of the investable universe represented by large-cap stocks.

Despite its mega-cap status and approximately $30 billion in revenues, we believe that Google, Inc. can compound intrinsic value per share at a 15%-plus clip over at least the next five years. With a global search market share of approximately 65%, Google, Inc. is a toll gate on the growth of the Internet and the world’s information. While today less than 30% of the world’s population is accessing the Internet, we expect billions more to get online in the next few years. Two-thirds of the world’s population has a mobile phone and these users are quickly transitioning to web-enabled devices (smart phones). In the United

The FBR Funds

FBR Focus Fund
Management Overview (continued)

States, where 77% of the population is already online, the number of searches conducted last year grew at more than 20%. With its wide economic moat and rapid earnings growth, Google, Inc. as of April 30, 2011, trades at a modest 12.5x our estimate of forward twelve month economic earnings per share.

The Fund is also differentiated by its unique portfolio construction. We focus on holding about two dozen of the best investments that we can find from the universe of about 8,000 public companies. This leads us to heavy investment exposure in some sectors and little or no exposure in other sectors. For example, today we have exposure to just six of Morningstar’s twelve market sectors, and even then with very different weightings. This is a distinct contrast to most mutual funds that maintain generally balanced sector exposures and try to add value by selecting the best investment opportunities within all sectors. Most mutual funds take this approach because they are focused on relative, rather than absolute returns. We accept that our approach will inevitably lead to short-term periods of underperformance relative to our prospectus benchmark, but has allowed us to substantially outperform the market over longer periods of time.

Indeed, you may have noticed that the last six months has been a period of underperformance, albeit with a favorable absolute return of more than 11%. For historical perspective, consider that since the Fund’s inception 14 years ago, it has underperformed its benchmark in 7 of those 14 calendar years. But over the entire period the net result has been quite satisfactory at about 6 percentage points (600 basis points) of average annual outperformance.

Our view is that long-term performance is determined just as much by what we choose to avoid as by what we choose to own. For example, healthy skepticism and a disciplined valuation overlay enabled the Fund to largely avoid the destruction wrought upon the telecom-media-technology sector during the internet bubble collapse in 2000-2003, and also largely avoid direct exposure to the mortgage lending debacle that precipitated the Great Recession. We didn’t choose to own the hottest internet retailers or mortgage lenders like many of our more conventional peers, instead we avoided those industries altogether. We will continue to remain selective and disciplined in our security and sector exposure in our pursuit of creating long-term sustainable value for Fund shareholders.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Focus Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Five Year	Ten Year

FBR Focus Fund Investor Class(1)(2)	14.57%	5.27%	13.17%
FBR Focus Fund Institutional Class(2)(5)	14.82%	5.50%	13.29%
Russell 2000 Index(1)(3)	22.20%	3.89%	7.34%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Focus Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Retail	30.2%
Entertainment	18.0%
Insurance	15.3%
Telecommunications	12.1%
Advertising	7.4%
Diversified Financial Services	7.1%
Building Materials	2.9%
Internet	1.8%
Home Furnishings	1.8%
Transportation	0.2%

Cash	3.2%

The FBR Funds

FBR Focus Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.2%
	Advertising — 7.4%
1,771,440	Lamar Advertising Co., Class A*	$57,607,229

	Building Materials — 3.0%
825,000	Simpson Manufacturing Company, Inc.	23,034,000

	Diversified Financial Services — 7.1%
94,910	Diamond Hill Investment Group, Inc.	7,782,620
668,256	Encore Capital Group, Inc.*	20,007,585
125,000	T. Rowe Price Group, Inc.	8,031,250
912,000	The Charles Schwab Corp.	16,698,720
173,137	White River Capital, Inc.	3,126,854

		55,647,029

	Entertainment — 18.1%
1,549,000	Bally Technologies, Inc.*	60,395,510
2,009,070	Penn National Gaming, Inc.*	80,382,891

		140,778,401

	Home Furnishings — 1.8%
680,160	American Woodmark Corp.	13,814,049

	Insurance — 15.4%
805,750	AON Corp.	42,035,977
187,000	Markel Corp.*	78,031,360

		120,067,337

	Internet — 1.8%
25,800	Google, Inc., Class A*	14,037,780

	Retail — 30.3%
3,810,235	99 Cents Only Stores*†	76,814,338
2,297,088	CarMax, Inc.*	79,708,954
1,352,076	O’Reilly Automotive, Inc.*	79,853,608

		236,376,900

	Telecommunications — 12.1%
1,804,500	American Tower Corp., Class A*	94,393,395

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Transportation — 0.2%
104,200	Roadrunner Transportation Systems, Inc.*	$1,468,178

	Total Common Stocks (Cost $383,640,236)	757,224,298

	SHORT-TERM INVESTMENT — 3.2%
25,071,741	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $25,071,741)	25,071,741

	Total Investments — 100.4% (Cost $408,711,977)	782,296,039

	Liabilities Less Other Assets — (0.4)%	(3,067,711)

	Net Assets — 100.0%	$779,228,328

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

 For the six-month period ended April 30, 2011, the Investor Class of the FBR Large Cap Financial Fund returned 9.39%. This compares to the S&P 500 Index, the KBW Bank Sector Index and the Morningstar Financial Category Average, which returned 16.36%, 13.97% and 12.85% for the same period, respectively.

The Fund continues to be conservatively positioned. The overweight in banks created most of the underperformance as continued worries over loan growth and loan quality outweighed the underlying improvement in balance sheets and earnings. The overweight in credit card companies helped performance as declining delinquencies fueled improved earnings. The underweight in consumer services hurt as investors favored these companies with little credit risk and loan growth concerns.

The Fund remains concentrated in domestic depository institutions. I believe these companies are well positioned to see much improved earnings as the economy improves. They are leveraged to improving real estate markets and a healthier consumer. These companies are also cheaper relative and historically to the other financial service groups.

Portfolio manager comments on the Fund and the related investment outlook.

The industry continues to struggle with numerous profit and growth headwinds. This is, I guess, a fancy way of saying there is still much work to be done before investors see (and buy) earnings they can believe and trust. These headwinds are primarily credit related. We all have heard them – housing prices falling and foreclosures rising, commercial real estate in trouble, loan demand weak, new financial regulations will be costly, Federal Reserve actions to keep interest low will reduce lending spreads and general uncertainty about what the long term impacts of Federal Reserve policy and related interventions will have. Finally, the economic recovery we saw develop in 2009 and the first half of 2010 has lost some steam and pushed back the time line for this industry to recover from what has turned out to be a severe credit cycle. Credit cycles are the biggest value creators and value destroyers for this industry and we are working our way through the latter today.

Now for some better news on financial stocks. Underneath all the macro concerns we have an industry that is working very hard to get better. I expect the work being done NOW will bear fruit over the next three to five years. This fruit will be in the form of reduced risk, reduced leverage and reduced complexity for both the balance sheet and income statement. This industry is cyclical and the difficult conditions of today will cycle into better ones over time.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview (continued)

It remains my goal to invest the Fund in companies that will benefit from the upset that has ensnarled an entire industry. I have been doing this for over 27 years and today’s investment environment is challenging. I remain mindful that investing is never always about making the most, but is always about preserving the most over the long run.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Five Year	Ten Year

FBR Large Cap Financial Fund Investor Class(1)(2)	(5.63)%	(0.66)%	3.66%
S&P 500 Index(1)(3)	17.24%	2.95%	2.82%
KBW Bank Sector Index(1)(3)	(6.52)%	(12.08)%	(2.35)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic ecomony through changes in aggregate market value of 500 stocks representing all major industries. The KBW Bank Sector Index is a capitalization-weighted index composed of 24 geographically diverse stocks representing national money center banks and leading regional institutions. The KBW Bank Sector Index is based on one-tenth the value of the Keefe, Bruyette & Woods Index.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Banks	78.0%
Diversified Financial Services	8.0%
Commercial Services	6.5%
Insurance	2.4%
Real Estate Investment Trust (REIT)	1.0%

Cash	4.1%

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 96.7%
	Banks — 78.6%
290,000	Bank of America Corp.	$3,561,200
35,000	Bank of New York Mellon Corp.	1,013,600
55,000	BB&T Corp.	1,480,600
75,000	Capital One Financial Corp.	4,104,750
65,000	CIT Group, Inc.*	2,759,900
900,000	Citigroup, Inc.*	4,131,000
83,000	Comerica, Inc.	3,148,190
225,000	Fifth Third Bancorp	2,985,750
360,000	Huntington Bancshares, Inc.	2,444,400
85,000	JPMorgan Chase & Co.	3,878,550
340,000	KeyCorp	2,947,800
106,000	Morgan Stanley	2,771,900
370,000	Regions Financial Corp.	2,715,800
95,000	SunTrust Banks, Inc.	2,678,050
10,000	The Goldman Sachs Group, Inc.	1,510,100
65,000	The PNC Financial Services Group, Inc.	4,052,100
150,000	U.S. Bancorp	3,873,000
132,000	Wells Fargo & Co.	3,842,520
45,000	Zions Bancorp	1,100,250

		54,999,460

	Commercial Services — 6.6%
6,000	MasterCard, Inc., Class A	1,655,340
38,000	Visa, Inc., Class A	2,968,560

		4,623,900

	Diversified Financial Services — 8.1%
50,000	American Express Co.	2,454,000
5,000	BlackRock, Inc.	979,700
90,000	Discover Financial Services	2,235,600

		5,669,300

	Insurance — 2.4%
40,000	American International Group, Inc.*	1,246,000
10,000	MetLife, Inc.	467,900

		1,713,900

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Real Estate Investment Trust (REIT) — 1.0%
40,000	Annaly Capital Management, Inc.	$713,600

	Total Common Stocks (Cost $64,689,763)	67,720,160

	SHORT-TERM INVESTMENT — 4.1%
2,885,969	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $2,885,969)	2,885,969

	Total Investments — 100.8% (Cost $67,575,732)	70,606,129

	Liabilities Less Other Assets — (0.8)%	(544,741)

	Net Assets — 100.0%	$70,061,388

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class of the FBR Small Cap Financial Fund returned 13.90%. This compares to the NASDAQ Bank Index and the Morningstar Financial Category Average which returned 13.18% and 12.85% for the same period, respectively. The Fund trailed the more broadly diversified Russell 2000 Index which retuned 23.73% for the period.

The Fund’s concentration in small banks created the favorable performance during the period. Investments in mortgage insurers and debit card providers hurt performance during the period. The Fund continues to be conservatively positioned with respect to cash levels and company selection. Reasons for this include the housing activity and employment growth. The economy has yet to show enough recovery energy to stabilize housing prices or improve home sale activity. There are also not any consistent signs of employment growth to drive new loan demand. As investors, we are in a “lonely vigil” waiting for conditions to improve and the stocks to respond to that improvement.

Portfolio manager comments on the Fund and the related investment outlook.

The industry continues to struggle with numerous profit and growth headwinds. This is, I guess, a fancy way of saying there is still much work to be done before investors see (and buy) earnings they can believe and trust. These headwinds are primarily credit related. We all have heard them – housing prices falling and foreclosures rising, commercial real estate in trouble, loan demand weak, new financial regulations will be costly, Federal Reserve actions to keep interest low will reduce lending spreads and general uncertainty about what the long term impacts of Federal Reserve policy and related interventions will have. Finally, the economic recovery we saw develop in 2009 and the first half of 2010 has lost some steam and pushed back the time line for this industry to recover from what has turned out to be a severe credit cycle. Credit cycles are the biggest value creators and value destroyers for this industry and we are working our way through the latter today.

Now for some better news on financial stocks. Underneath all the macro concerns we have an industry that is working very hard to get better. I expect the work being done NOW will bear fruit over the next three to five years. This fruit will be in the form of reduced risk, reduced leverage and reduced complexity for both the balance sheet and income statement. This industry is cyclical and the difficult conditions of today will cycle into better ones over time.

It remains my goal to invest the Fund in companies that will benefit from the upset that has ensnarled an entire industry. I have been doing this for over 27 years and today’s

The FBR Funds

FBR Small Cap Financial Fund
Management Overview (continued)

investment environment is challenging. I remain mindful that investing is never always about making the most, but is always about preserving the most over the long run.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Five Year	Ten Year

FBR Small Cap Financial Fund Investor Class(1)(2)	(4.68)%	1.25%	9.72%
FBR Small Cap Financial Fund Institutional Class(2)(5)	(4.62)%	1.39%	9.80%
Russell 2000 Index(1)(3)	22.20%	3.89%	7.34%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Banks	36.0%
Savings & Loans	32.0%
Real Estate Investment Trust (REIT)	7.6%
Insurance	6.5%
Investment Companies	4.9%
Diversified Financial Services	4.8%
Home Builders	1.5%
Commercial Services	1.2%

Cash	5.5%

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 94.6%
	Banks — 36.0%
470,000	Associated Banc-Corp.	$6,862,000
80,000	Bancorp Rhode Island, Inc.	3,548,800
2,400,000	Banner Corp.	6,600,000
230,000	Cathay General Bancorp	3,921,500
2,000,000	Citizens Republic Bancorp, Inc.*	1,836,000
20,000	Comerica, Inc.	758,600
160,000	East West Bancorp, Inc.	3,380,800
145,000	Fifth Third Bancorp	1,924,150
460,000	First Horizon National Corp.	5,037,000
560,000	Fulton Financial Corp.	6,540,800
195,000	Huntington Bancshares, Inc.	1,324,050
70,000	IBERIABANK Corp.	4,200,700
222,000	Independent Bank Corp.	6,506,820
190,000	KeyCorp	1,647,300
290,000	Nara Bancorp, Inc.*	2,850,700
660,000	National Penn Bancshares, Inc.	5,418,600
180,000	Oriental Financial Group, Inc.	2,332,800
1,000,000	Popular, Inc.*	3,150,000
427,000	State Bancorp, Inc.	5,636,400
325,000	Sterling Financial Corp.*	5,733,000
620,000	Susquehanna Bancshares, Inc.	5,716,400
2,100,000	Synovus Financial Corp.	5,250,000
170,000	TCF Financial Corp.	2,650,300
1,550,000	United Community Banks, Inc.*	3,720,000
150,000	Webster Financial Corp.	3,228,000
444,389	Wilshire Bancorp, Inc.*	1,777,556
70,000	Wintrust Financial Corp.	2,358,300
220,000	Zions Bancorp	5,379,000

		109,289,576

	Commercial Services — 1.2%
82,300	Green Dot Corp., Class A*	3,552,068

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Diversified Financial Services — 4.8%
200,000	Doral Financial Corp.*	$300,000
141,421	Encore Capital Group, Inc.*	4,234,145
310,000	Netspend Holdings, Inc.*	3,599,100
70,000	Portfolio Recovery Associates, Inc.*	6,318,200

		14,451,445

	Home Builders — 1.5%
380,000	KB Home	4,487,800

	Insurance — 6.6%
780,000	CNO Financial Group, Inc.*	6,286,800
30,000	MBIA, Inc.*	309,600
380,000	MGIC Investment Corp.*	3,290,800
1,025,000	Radian Group, Inc.	6,078,250
1,800,000	The PMI Group, Inc.*	3,888,000

		19,853,450

	Investment Companies — 4.9%
760,000	American Capital Ltd.*	7,805,200
700,000	KKR Financial Holdings LLC	7,070,000

		14,875,200

	Real Estate Investment Trust (REIT) — 7.6%
60,000	American Capital Agency Corp.	1,746,600
150,000	CommonWealth REIT	4,108,500
185,000	First Industrial Realty Trust, Inc.*	2,316,200
15,000	Hatteras Financial Corp.	426,150
1,290,000	NorthStar Realty Finance Corp.	6,514,500
130,000	PennyMac Mortgage Investment Trust	2,381,600
2,200,000	RAIT Financial Trust	5,368,000
10,000	Redwood Trust, Inc.	158,300

		23,019,850

	Savings & Loans — 32.0%
480,000	Astoria Financial Corp.	6,945,600
255,000	BankUnited, Inc.	7,162,950
470,000	Brookline Bancorp, Inc.	4,333,400

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Savings & Loans — 32.0% (continued)
510,000	Capitol Federal Financial, Inc.	$5,773,200
160,000	Danvers Bancorp, Inc.	3,608,000
200,000	Dime Community Bancshares, Inc.	3,092,000
440,000	First Niagara Financial Group, Inc.	6,336,000
2,800,000	Flagstar Bancorp, Inc.*	4,368,000
490,000	Flushing Financial Corp.	7,212,800
94,331	Hingham Institution for Savings	4,990,110
35,000	Hudson City Bancorp, Inc.	333,550
540,000	Northwest Bancshares, Inc.	6,798,600
471,000	OceanFirst Financial Corp.	6,829,500
335,000	Provident Financial Services, Inc.	4,864,200
287,728	Territorial Bancorp, Inc.	5,774,701
410,000	TFS Financial Corp.	4,460,800
115,897	ViewPoint Financial Group	1,431,328
420,000	Washington Federal, Inc.	6,757,800
130,000	WSFS Financial Corp.	5,846,100

		96,918,639

	Total Common Stocks (Cost $252,082,956)	286,448,028

	SHORT-TERM INVESTMENT — 5.6%
16,827,660	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $16,827,660)	16,827,660

	Total Investments — 100.2% (Cost $268,910,616)	303,275,688

	Liabilities Less Other Assets — (0.2)%	(599,958)

	Net Assets — 100.0%	$302,675,730

*	Non-income producing security
LLC	Limited Liability Company

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Technology Fund
Management Overview

Portfolio Manager: David Ellison and Winsor Aylesworth

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2011, the Investor Class of the FBR Technology Fund returned 12.64%. This compares to the S&P 500 Index, the NASDAQ Composite Index and the Morningstar Technology Category Average which returned 16.36%,14.60% and 16.05% for the same period respectively.

The Fund continued to provide a good return but fell short of its benchmarks. It is our opinion that this is a result of the market rewarding higher risk profiles in companies that the Fund would not routinely invest in. We continue to believe that the Fund’s investment philosophy of investing in only those technology firms that exhibit growing revenues, increasing tangible book value with minimal debt is the correct one for long term performance with minimal risk.

During the last six months, major contributors to the Fund’s performance were Baidu, Inc. (NASDAQ Symbol: BIDU), ARM Holdings PLC (NASDAQ Symbol: ARMH) and Altera Corp. (Nasdaq Symbol: ALTR). Baidu, Inc. is a Chinese internet search engine much in the model of Google, Inc. (“Google”). ARM Holdings PLC is a leading semiconductor intellectual property company based in the United Kingdom. It is a key player in mobile computing including tablet computers. Altera Corp. is a U.S. based company involved in the semiconductor industry by providing programmable logic solutions. For the six month period these three companies were up between 35 and 75%.

Significant detractors included Broadcom Corp. (“Broadcom”) (NASDAQ Symbol: BRCM), Akami Technologies, Inc. (“Akami”) (NASDAQ Symbol: AKAM) and Google (NASDAQ Symbol: GOOG). Broadcom designs, develops and provides semi-conductors for wireless communications. Akami provides services for improving internet and network performance while Google is the well known and widely held internet search engine. These three firms had period returns of between -10% and -33%. Both Akami and Broadcom had a slowdown in recent revenue growth while Google continues to grow but not at historic rates. We continue to own Google but recently sold our positions in Broadcom and Akami and redeployed the proceeds into companies that have better revenue growth prospects.

Although all these companies are leaders in their respective technologies, their performance demonstrates the importance of diversification in this sector. We try to minimize the firms that will have negative returns but through diversification and proper selection you have the chance to offset every disappointing result with a positive one.

Portfolio manager comments on the Fund and the related investment outlook.

Globally we believe there are many macro issues that cause concern. We have the advent of new democracies in the Middle East. Many European countries are having problems

The FBR Funds

FBR Technology Fund
Management Overview (continued)

with their debt with the Euro facing challenges. As we look to Asia, China continues to hold huge potential demand for products while Japan suffers through the worst natural disaster faced by the country since World War II.

We are very fortunate in the USA in that although not devoid of issues, we somehow seem to be capable of handling them. The biggest issue to growing our economy seems to be our national debt and the uncertainty on how we are going to handle that and such issues as social security and Medicare.

Solutions to all these issues involve technology. Economies throughout the world will invest in new technologies that will make them more efficient and competitive in the marketplace. As Japan rebuilds it will build new state of the art plants and housing to recover from their earthquake. Nuclear energy will require technology solutions for safety issues. Finally, consumers throughout the world will want the latest and newest consumer products which will feature technology.

We hope that this Fund continues to provide a good way to participate in technology companies that will grow with minimal risk. We will continue to offer a diversified portfolio of companies that have prospects for growing revenues and tangible book value with minimal debt. We remind investors that these types of companies generally command a price multiple premium and are subject to periods of price correction.

We continue to appreciate your support, we look confidently to the future.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)

			Annualized Since
	One Year	Five Year	Inception(5)

FBR Technology Fund Investor Class(1)(2)	16.56%	3.21%	6.31%
FBR Technology Fund Institutional Class(2)(6)	16.73%	3.26%	6.33%
S&P 500 Index(1)(3)	17.24%	2.95%	4.14%
NASDAQ Composite Index(1)(3)	17.98%	7.22%	6.33%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of operations) through April 30, 2011.
(6)	Represents the performance of the Institutional Class shares after March 12, 2010 (inception of the share class) and Investor Class for periods prior to that date.

The FBR Funds

FBR Technology Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Common Stocks	90.4%
Semiconductors	24.0%
Internet	22.7%
Software	11.2%
Computers	11.0%
Telecommunications	7.0%
Biotechnology	4.9%
Energy-Alternate Sources	2.6%
Healthcare-Products	2.5%
Electronics	2.3%
Electrical Components & Equipments	1.1%
Commercial Services	1.1%
Investment Companies	5.8%

Cash	3.8%

The FBR Funds

FBR Technology Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 90.3%
	Biotechnology — 5.0%
800	Alexion Pharmaceuticals, Inc.*	$77,512
4,550	Celgene Corp.*	267,904
1,700	Illumina, Inc.*	120,666

		466,082

	Commercial Services — 1.1%
650	HMS Holdings Corp.*	51,162
1,540	SuccessFactors, Inc.*	53,392

		104,554

	Computers — 11.0%
845	3D Systems Corp.*	35,253
1,148	Apple, Inc.*	399,768
4,957	Cognizant Technology Solutions Corp., Class A*	410,935
1,330	Fortinet, Inc.*	64,771
2,425	Riverbed Technology, Inc.*	85,215
1,490	VanceInfo Technologies, Inc. ADR*	47,918

		1,043,860

	Electrical Components & Equipments — 1.1%
4,540	American Superconductor Corp.*	53,799
16,900	Satcon Technology Corp.*	54,080

		107,879

	Electronics — 2.3%
2,935	Amphenol Corp., Class A	164,096
2,850	TTM Technologies, Inc.*	54,492

		218,588

	Energy-Alternate Sources — 2.6%
1,450	First Solar, Inc.*	202,376
1,760	Trina Solar Ltd. ADR*	50,142

		252,518

	Healthcare-Products — 2.5%
690	Intuitive Surgical, Inc.*	241,293

	Internet — 22.7%
3,505	Akamai Technologies, Inc.*	120,712
2,020	Amazon.com, Inc.*	396,930

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Internet — 22.7% (continued)
2,555	Baidu, Inc. ADR*	$379,469
1,330	F5 Networks, Inc.*	134,809
750	Google, Inc., Class A*	408,075
700	MercadoLibre, Inc.	63,980
2,150	NetEase.com, Inc. ADR*	105,952
1,460	Qihoo 360 Technology Company Ltd. ADR*	41,610
14,081	Tencent Holdings Ltd. ADR	401,309
935	WebMD Health Corp.*	54,108
18,000	Zix Corp.*	59,400

		2,166,354

	Semiconductors — 24.0%
5,840	Altera Corp.	284,407
23,050	Applied Materials, Inc.	361,655
8,065	ARM Holdings PLC ADR	253,724
7,575	ASML Holding N.V.	316,331
4,410	Avago Technologies Ltd.	147,559
4,950	Broadcom Corp., Class A*	174,141
1,135	Cavium Networks, Inc.*	53,595
3,335	Cirrus Logic, Inc.*	55,228
810	Hittite Microwave Corp.*	52,156
2,060	Lam Research Corp.*	99,519
1,805	Microsemi Corp.*	42,598
6,500	MIPS Technologies, Inc.*	54,080
1,300	NetLogic Microsystems, Inc.*	56,069
1,610	Rovi Corp.*	78,182
1,900	Rubicon Technology, Inc.*	54,169
3,275	Skyworks Solutions, Inc.*	103,032
1,135	Varian Semiconductor Equipment Associates, Inc.*	47,591
1,100	Veeco Instruments, Inc.*	56,243

		2,290,279

	Software — 11.1%
1,495	ANSYS, Inc.*	82,659
1,135	athenahealth, Inc.*	52,471
1,723	Citrix Systems, Inc.*	145,318
2,950	hiSoft Technology International Ltd. ADR*	55,047

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Software — 11.1% (continued)
1,540	Informatica Corp.*	$86,255
1,795	QLIK Technologies, Inc.*	57,548
1,650	RealPage, Inc.*	52,635
3,115	Red Hat, Inc.*	147,869
4,045	VMware, Inc., Class A*	386,014

		1,065,816

	Telecommunications — 6.9%
1,175	Acme Packet, Inc.*	97,067
19,110	Corning, Inc.	400,163
1,700	EZchip Semiconductor Ltd.*	54,383
2,005	Finisar Corp.*	56,320
785	IPG Photonics Corp.*	54,526

		662,459

	Total Common Stocks (Cost $7,176,016)	8,619,682

	INVESTMENT COMPANIES — 5.8%
3,740	First Trust Dow Jones Internet Index Fund	140,998
4,955	First Trust NASDAQ-100 Technology Index Fund	137,600
2,195	iShares S&P North American Technology-Software Index Fund	141,490
4,700	PowerShares Dynamic Networking Portfolio	137,287

	Total Investment Companies (Cost $511,296)	557,375

	SHORT-TERM INVESTMENT — 3.8%
362,883	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $362,883)	362,883

	Total Investments — 99.9% (Cost $8,050,195)	9,539,940

	Other Assets Less Liabilities — 0.1%	11,530

	Net Assets — 100.0%	$9,551,470

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-months ended April 30, 2011, the Investor Class of the FBR Gas Utility Index Fund returned 17.04%. This compares to the S&P 500 Index, American Gas Association (AGA) Stock Index, and the Morningstar Utilities Category Average which returned 16.36%, 16.32% and 11.27% for the same period, respectively.

By any measure the Fund had a good six month period. It outperformed the AGA Stock Index, even without taking into account fund expenses. This is an unusual event as one would expect an index fund to slightly trail its benchmark by the expense ratio (35-37 basis points on a semi-annual basis) amount. The reason for this was due to the orderly disposition of the Fund’s E.ON AG (NYSE Symbol: EON) position during the period. This was one of the Fund’s largest positions and as a result of no longer being an AGA member, was no longer in the Index. The disposition took about 2 weeks during a time of rising prices. This technique tends to avoid influencing the market and hence resulted in some incremental positive returns to you, the shareholder.

The Fund also outperformed the overall market as represented by the S&P 500 Index and the Morningstar Utility Fund average. This can be attributed to the Fund’s emphasis on natural gas utilities which was in favor during the period as a result of ample gas supplies, low steady prices and the terrible earthquake disaster in Japan and its impact on the nuclear utility industry.

The Fund continued its history of quarterly distributions by paying $0.1170 and $0.1212 per share on 12/31/10 and 3/31/11 respectively. This was an 8.1% increase over the corresponding 6 month period ending 3/31/10.

For the six month period major contributors to the fund’s performance were El Paso Corp. (NYSE Symbol: EP), The Williams Companies, Inc. (NYSE Symbol: WMB), and ONEOK, Inc. (NYSE Symbol: OKE). All three companies are diversified and have an exploration and production (E&P) component. All three benefited from the exploration of various shale gas areas and the discoveries of new natural gas and petroleum deposits. Unlike the last reporting period, these contributors were major holdings of the Fund and amounted to more than 13% of the portfolio.

There were no significant detractors to performance this period as the investor interest in the sector positively influence most all of the Fund’s holdings.

Portfolio manager comments on the Fund and the related investment outlook.

As readers can summarize from the previous paragraphs, it is a good time for the sector (natural gas) the Fund invests in. Due to new discoveries of proven deposits, the United States now has over a 100 year supply of this valuable clean fuel. A result of having such an ample supply, pricing is historically low and stable which in turn leads to increase demand for this energy source in comparison to the alternatives of coal, oil, wind and

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

solar. The unfortunate disaster in Japan has created additional hurdles for the advancement of the nuclear industry. The increased interest has created opportunities for new pipelines and storage facilities and new uses for the fuel such as transportation. In what was once thought of as a dream, the U.S. is now even in a position to be an energy exporter thru exporting liquid natural gas to countries where the demand and lack of supply has forced the price to be greater than twice of what it is domestically.

So what can go wrong with this picture? Two areas of possible concern might be safety and environmental issues. Either of these issues, if not properly handled, could result in increased regulation and costs. Natural gas is highly inflammable and subject to explosion if improperly handled. As pipelines age, they must be replaced and inspected to ensure against and to prevent disasters.

Many of the new gas deposits are being mined using a technology called fracking that has been used for many years. This process involves drilling down about a mile below the surface and injecting water and chemicals under high pressure which “fractures” the rock (generally shale) strata and releases gas. The increased use of this technique has resulted in a large amount of new discoveries and reserves. There are concerns that this process could potentially lead to water contamination and or the release of dangerous elements into the water supply. Due to the increase of using this technique in gas exploration and since it is loosely regulated; there is concern that a major accident in this area could cause long term damage to the industry. Many of the Fund’s companies recognize that they have responsibilities in this area to protect the public and their future. There is general consensus that there will become new best practice based regulations to minimize the risk and allow the industry to continue to flourish.

All energy producers remain subject to geo-political, economic and weather related issues. The advent of U.S. self-sufficiency in natural gas supply minimizes international politics. The U.S. economy appears to be stable and slightly improving. As I write this letter we are in the midst of a spring with above normal severe weather outbreaks (tornadoes). We are about to enter the 2011 hurricane season which we hope will not produce any “Katrina” like events. These weather events can have short term impacts on supply and/or demand but are not long lasting.

So in summary, the Fund is in an investment sector that has renewed investor interest and is comprised of companies that find, transport and distribute natural gas, a fuel that is abundant, within American political control, is clean and has an attractive stable price. We hope and expect the future to continue to be bright and rewards you and me as shareholders.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2011(4)(5)
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund Investor Class(1)(2)	23.58%	8.85%	5.99%
S&P 500 Index(1)(3)	17.24%	2.95%	2.82%
AGA Stock Index(1)(3)	22.22%	8.90%	6.41%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Gas	40.7%
Pipelines	29.1%
Electric	26.0%
Oil & Gas	1.5%

Cash	2.7%

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments April 30, 2011 (unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.8%
	Electric — 26.1%
800	ALLETE, Inc.	$32,392
27,353	Alliant Energy Corp.	1,081,538
38,090	Ameren Corp.	1,116,418
30,230	Avista Corp.	736,101
21,100	Black Hills Corp.	733,225
8,825	CH Energy Group, Inc.	473,197
203,668	CMS Energy Corp.	4,032,626
126,870	Consolidated Edison, Inc.	6,612,464
30,520	Constellation Energy Group, Inc.	1,111,538
310,800	Dominion Resources, Inc.	14,427,336
80,215	DTE Energy Co.	4,053,264
110,712	Duke Energy Corp.	2,064,779
3,675	Entergy Corp.	256,221
81,575	Exelon Corp.	3,438,386
74,521	Integrys Energy Group, Inc.	3,901,920
183,925	MDU Resources Group, Inc.	4,393,968
9,023	MGE Energy, Inc.	379,056
32,875	Northeast Utilities	1,170,350
17,604	Pepco Holdings, Inc.	339,229
268,899	PG&E Corp.	12,390,866
25,235	PPL Corp.	692,196
278,025	Public Service Enterprise Group, Inc.	8,944,064
69,290	TECO Energy, Inc.	1,335,218
7,825	The Empire District Electric Co.	175,593
61,204	UIL Holdings Corp.	1,947,511
6,630	UniSource Energy Corp.	246,172
14,383	Unitil Corp.	363,315
61,760	Wisconsin Energy Corp.	1,927,530
137,255	Xcel Energy, Inc.	3,339,414

		81,715,887

	Gas — 41.0%
151,382	AGL Resources, Inc.	6,283,867
222,391	Atmos Energy Corp.	7,759,222
407,454	CenterPoint Energy, Inc.	7,578,644
11,940	Chesapeake Utilities Corp.	510,913

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued) April 30, 2011 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Gas — 41.0% (continued)
5,302	Corning Natural Gas Corp.	$127,248
8,558	Delta Natural Gas Company, Inc.	270,946
54,723	Energen Corp.	3,557,542
10,118	Gas Natural, Inc.	113,524
151,200	National Fuel Gas Co.	11,082,960
299,885	National Grid PLC ADR	15,393,096
83,742	New Jersey Resources Corp.	3,666,225
115,750	Nicor, Inc.	6,416,023
420,500	NiSource, Inc.	8,178,725
69,725	Northwest Natural Gas Co.	3,224,084
186,581	Piedmont Natural Gas Company, Inc.	5,923,947
275,609	Questar Corp.	4,842,450
6,201	RGC Resources, Inc.	212,632
264,590	Sempra Energy	14,578,909
59,185	South Jersey Industries, Inc.	3,400,178
258,648	Southern Union Co.	7,733,575
118,462	Southwest Gas Corp.	4,711,234
59,050	The Laclede Group, Inc.	2,265,749
90,875	UGI Corp.	3,026,138
85,330	Vectren Corp.	2,438,731
121,750	WGL Holdings, Inc.	4,811,560

		128,108,122

	Oil & Gas — 1.5%
187,824	Cheniere Energy, Inc.*	1,705,442
58,410	EQT Corp.	3,072,950

		4,778,392

	Pipelines — 29.2%
801,402	El Paso Corp.	15,555,212
234,392	Enbridge, Inc.	15,195,633
206,600	ONEOK, Inc.	14,449,604
528,943	Spectra Energy Corp.	15,360,505
468,750	The Williams Companies, Inc.	15,548,438
358,022	TransCanada Corp.	15,373,465

		91,482,857

	Total Common Stocks (Cost $164,514,648)	306,085,258

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued) April 30, 2011 (unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 2.7%
8,552,284	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $8,552,284)	$8,552,284

	Total Investments — 100.5% (Cost $173,066,932)	314,637,542

	Liabilities Less Other Assets — (0.5)%	(1,557,091)

	Net Assets — 100.0%	$313,080,451

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Balanced Fund
Management Overview

For the six-months ended April 30, 2011, the Investor Class of the FBR Balanced Fund returned 10.36%. This compares to the S&P 500 Index and the Morningstar Moderate Allocation Category Average which returned 16.36% and 10.25% for the same period, respectively.

The London Company

Portfolio Managers: Stephen M. Goddard, CFA®, Jonathan T. Moody, CFA®, and J. Wade Stinnette, Jr., CFA®

What factors contributed to the performance of the equity portion of the FBR Balanced Fund?

Overall, investors continue to see improvement in the equity markets relative to the sharp declines experienced just a few years ago. However, smaller company stocks continue to provide market leadership relative to larger companies.

As the economic recovery starts to enter phase two, large cap stocks should start to perform better than smaller companies as they tend to be cheaper on many relative measures. In the earlier phase, investors experienced a junk rally where companies, particularly the ones most beaten down in 2008/2009 rebounded substantially. High beta stocks led the way. In fact, it was the top two quintiles that drove the market with returns exceeding 20%. Low beta stocks, such as those found in the Fund’s portfolio did not perform as well. We believe that low beta stocks may provide more appreciation potential as the recovery continues to take form.

Portfolio manager comments on the Fund and the related investment outlook.

Since the recovery started, growth stocks have been in favor relative to value stocks as the Russell 2000® Growth Index has outperformed the Russell 2000® Value Index. However, in the large cap arena, the outperformance was not as pronounced. As bottom-up, fundamental value managers, we favor companies with high margins, predictable cash flows, strong balance sheets and high barriers to entry.

As we discussed in previous shareholder materials, cash on corporate balance sheets is at a 50 year high. Over the past few years, operating expenses have been reduced, margins have been improved and cash has been stockpiled. Eventually, the cash will be spent on growth initiatives including acquisitions or returned to shareholders in the form of increased dividends. Companies that intend to grow by organic growth may be limited as consumer spending remains subdued. We believe that M&A activity will increase in a more meaningful way. Public companies are being purchased by private equity investors and larger companies are buying smaller firms. With cash so abundant, it is often easier to buy growth rather than build growth organically.

The FBR Funds

FBR Balanced Fund
Management Overview (continued)

Financial Counselors, Inc.

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®

What factors contributed to the performance of the fixed income portion of the FBR Balanced Fund?

Interest rates continue to be low and consensus opinion is that the Fed will not raise interest rates in 2011. We do not see inflation as a critical concern in the near-term. We expect modest price increases as long as the housing market remains weak and unemployment remains relatively high. Our biggest concern is the unsustainable fiscal trajectory that the federal government is on, enabled by the Fed’s loose monetary policies. The deficit rate of 10% of GDP is unmanageable over an extended time when a 3% deficit amount is needed to maintain the status quo.

The government needs to take drastic action to assure the markets that it is serious about fiscal restraint. The consequences of investors losing confidence in America’s ability to control its debt could be disastrous for the economy and the bond markets. The recent experiences of several European countries should serve as a warning to the predicament that the U.S. could find itself in.

Portfolio manager comments on the Fund and related investment outlook.

We currently favor investment grade credit; particularly bonds issued by the financial sector, which we believe, present the most favorable valuations. Unlike government debt, the supply of corporate debt is somewhat weak. Overall, the portfolio is less exposed to increasing interest rates, which should contribute to capital preservation relative to the benchmark. Although we have an intuitive predicting as to the timing of rising rates, we are hedging our bets as to when the tightening will actually occur. We are waiting for further developments and are prepared to take action and adjust the portfolio based upon various economic scenarios.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Balanced Fund

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Five Year	Ten Year

FBR Balanced Fund Investor Class(1)(2)(5)	13.85%	5.94%	5.91%
FBR Balanced Fund Institutional Class(2)(5)	14.03%	6.20%	6.10%
S&P 500 Index(1)(3)	17.24%	2.95%	2.82%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Investor Class shares of the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. and the Fund’s predecessor investment adviser each waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic ecomony through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
The Fund is the investment successor to the AFBA 5Star Balanced Fund which commenced operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Balanced Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Balanced Fund and the performance presented for the Institutional Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Balanced Fund. The performance of the Advisor Class shares of the AFBA 5Star Balanced Fund for the period prior to September 24, 2001 includes the performance of the Class I shares of the AFBA 5Star Balanced Fund.

The FBR Funds

FBR Balanced Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sectors	% of Total Investments

Common Stocks	65.8%
Consumer, Non-cyclical	21.0%
Basic Materials	7.9%
Technology	7.8%
Energy	6.3%
Financial	5.2%
Industrial	4.9%
Utilities	3.9%
Consumer, Cyclical	3.1%
Real Estate Investment Trust (REIT)	3.1%
Communications	2.6%
Corporate Bonds	19.2%
Financial	12.2%
Communications	1.3%
Consumer, Non-cyclical	1.3%
Basic Materials	1.3%
Consumer, Cyclical	1.2%
Industrial	0.9%
Miscellaneous	1.0%
U.S. Treasury Obligations	8.7%
Investment Companies	2.0%
U.S. Government Agency Obligations	2.9%

Cash	1.4%

The FBR Funds

FBR Balanced Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 65.5%
	Basic Materials — 7.9%
32,214	Albemarle Corp.	$2,272,698
54,280	MeadWestvaco Corp.	1,828,693
16,941	NewMarket Corp.	3,122,565

		7,223,956

	Communications — 2.6%
62,000	Verizon Communications, Inc.	2,342,360

	Consumer, Cyclical — 3.1%
47,826	Lowe’s Companies, Inc.	1,255,433
28,895	Wal-Mart Stores, Inc.	1,588,647

		2,844,080

	Consumer, Non-cyclical — 20.9%
66,571	Altria Group, Inc.	1,786,766
49,150	Bristol-Myers Squibb Co.	1,381,115
11,071	Brown-Forman Corp., Class B	795,562
54,700	Corrections Corporation of America*	1,361,483
22,050	Johnson & Johnson	1,449,126
17,639	Lorillard, Inc.	1,878,553
83,000	Pfizer, Inc.	1,739,680
18,354	Philip Morris International, Inc.	1,274,502
41,367	Reynolds American, Inc.	1,535,129
34,408	The Coca-Cola Co.	2,321,164
32,499	The Hershey Co.	1,875,517
22,358	Visa, Inc., Class A	1,746,607

		19,145,204

	Energy — 6.3%
11,030	BP PLC ADR	508,924
23,250	Chevron Corp.	2,544,480
34,120	ConocoPhillips	2,693,092

		5,746,496

	Financial — 5.2%
9,000	Ares Capital Corp.	159,390
13,495	Berkshire Hathaway, Inc., Class B*	1,124,133

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Financial — 5.2% (continued)
6,000	Hercules Technology Growth Capital, Inc.	$64,500
20,500	MCG Capital Corp.	135,300
11,000	NGP Capital Resources Co.	103,840
9,500	PennantPark Investment Corp.	117,230
83,500	Wells Fargo & Co.	2,430,685
1,600	White Mountains Insurance Group Ltd.	572,016

		4,707,094

	Industrial — 4.9%
32,735	Alexander & Baldwin, Inc.	1,725,135
16,000	FedEx Corp.	1,530,720
12,949	Martin Marietta Materials, Inc.	1,180,819

		4,436,674

	Real Estate Investment Trust (REIT) — 3.0%
5,500	Apollo Commercial Real Estate Finance, Inc.	89,870
27,500	Chimera Investment Corp.	111,375
35,000	Hatteras Financial Corp.	994,350
60,599	UDR, Inc.	1,568,908
1,500	Winthrop Realty Trust	18,195

		2,782,698

	Technology — 7.7%
90,374	Activision Blizzard, Inc.	1,029,360
98,800	Intel Corp.	2,291,172
11,240	International Business Machines Corp.	1,917,319
70,448	Microsoft Corp.	1,833,057

		7,070,908

	Utilities — 3.9%
53,290	Dominion Resources, Inc.	2,473,722
60,315	Duke Energy Corp.	1,124,875

		3,598,597

	Total Common Stocks (Cost $46,311,875)	59,898,067

	PREFERRED STOCK — NM
13,600	Federal National Mortgage Association, Perpetual, Series S, 8.25%, due 12/31/15 (Cost 340,000)*(a)	27,744

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	CORPORATE BONDS — 19.1%
	Basic Materials — 1.3%
$350,000	Barrick Gold Financeco LLC	6.125%	9/15/13	$389,016
250,000	BHP Billiton Finance USA Ltd.	6.750	11/1/13	282,652
315,000	EI du Pont de Nemours & Co.	4.750	3/15/15	345,970
150,000	International Paper Co.	9.375	5/15/19	195,808

				1,213,446

	Communications — 1.3%
300,000	Deutsche Telekom International Finance BV	5.875	8/20/13	329,858
300,000	Telefonica Emisiones SAU	5.877	7/15/19	321,198
350,000	Verizon Communications, Inc.	5.250	4/15/13	377,636
150,000	Verizon Communications, Inc.	8.750	11/1/18	194,804

				1,223,496

	Consumer, Cyclical — 1.2%
300,000	Best Buy Company, Inc.	6.750	7/15/13	328,703
150,000	Marriott International, Inc., Series J	5.625	2/15/13	160,717
300,000	Starbucks Corp.	6.250	8/15/17	343,352
200,000	The Home Depot, Inc.	5.400	3/1/16	223,740

				1,056,512

	Consumer, Non-cyclical — 1.3%
150,000	Anheuser-Busch InBev Worldwide, Inc.	7.750	1/15/19	188,363
350,000	Diageo Capital PLC	7.375	1/15/14	403,954
325,000	GlaxoSmithKline Capital, Inc.	4.850	5/15/13	350,477
250,000	UnitedHealth Group, Inc.	5.375	3/15/16	279,496

				1,222,290

	Energy — 0.4%
200,000	Devon Energy Corp.	5.625	1/15/14	222,157
150,000	Husky Energy, Inc.	5.900	6/15/14	166,899

				389,056

	Financial — 12.1%
250,000	Aflac, Inc.	8.500	5/15/19	306,336
60,000	American Express Credit Corp., Series C	7.300	8/20/13	67,443
300,000	Associates Corporation of North America	6.950	11/1/18	341,789
300,000	Barclays Bank PLC	5.125	1/8/20	309,201

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 12.1% (continued)
$79,000	Boston Properties LP	6.250%	1/15/13	$85,442
325,000	Caterpillar Financial Services Corp.	4.900	8/15/13	351,597
705,000	Citigroup, Inc.	6.125	11/21/17	782,768
375,000	CME Group, Inc.	5.750	2/15/14	417,331
275,000	Credit Suisse USA, Inc.	5.125	8/15/15	301,879
275,000	Discover Financial Services	10.250	7/15/19	363,966
250,000	Fifth Third Bancorp	6.250	5/1/13	271,737
240,000	First Niagara Financial Group, Inc.	6.750	3/19/20	264,509
125,000	General Electric Capital Corp.	4.800	5/1/13	133,326
250,000	General Electric Capital Corp.	5.500	6/4/14	275,823
160,000	Jefferies Group, Inc.	8.500	7/15/19	192,189
346,000	JPMorgan Chase & Co.	5.750	1/2/13	371,819
300,000	KeyCorp	6.500	5/14/13	328,244
320,000	Lazard Group	6.850	6/15/17	352,461
300,000	Manulife Financial Corp.	3.400	9/17/15	306,789
230,000	Merrill Lynch & Company, Inc.	6.875	4/25/18	261,358
250,000	Merrill Lynch & Company, Inc., Series MTNC(a)	0.738	1/15/15	243,075
100,000	MetLife, Inc., Series A	6.817	8/15/18	117,772
250,000	Morgan Stanley	4.750	4/1/14	263,167
250,000	Morgan Stanley	6.625	4/1/18	279,487
350,000	New York Life Global Funding(b)	5.250	10/16/12	372,306
310,000	Prudential Financial, Inc.	5.500	3/15/16	335,796
285,000	Prudential Financial, Inc., Series MTNB	5.100	9/20/14	310,433
375,000	SunTrust Banks, Inc.	5.250	11/5/12	394,968
250,000	SunTrust Banks, Inc.	6.000	9/11/17	279,574
150,000	Swiss Re Solutions Holding Corp.	7.000	2/15/26	165,308
350,000	The Allstate Corp.	5.000	8/15/14	386,135
475,000	The Goldman Sachs Group, Inc.	5.375	3/15/20	494,844
300,000	The Hartford Financial Services Group, Inc.	5.375	3/15/17	316,334
300,000	Toyota Motor Credit Corp.	5.170	1/11/12	308,840
300,000	Wachovia Corp.	5.250	8/1/14	325,601
400,000	Wells Fargo & Co.	5.250	10/23/12	425,252

				11,104,899

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Industrial — 0.9%
$300,000	FedEx Corp.	7.375%	1/15/14	$341,929
220,000	The Boeing Co.	5.000	3/15/14	241,822
150,000	Tyco International Finance SA	8.500	1/15/19	191,782

				775,533

	Technology — 0.2%
150,000	Dell, Inc.	4.700	4/15/13	160,103

	Utilities — 0.4%
275,000	Sempra Energy	6.500	6/1/16	317,052

	Total Corporate Bonds (Cost $15,851,067)			17,462,387

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
344,651	Federal Home Loan Mortgage Corp.	5.000	5/1/20	371,276
634,602	Federal Home Loan Mortgage Corp.	5.500	4/1/37	687,634
600,000	Federal National Mortgage Association(c)	1.250	12/30/15	600,615
450,336	Federal National Mortgage Association	4.500	8/1/20	476,696
478,525	Federal National Mortgage Association	6.000	10/1/37	523,765

	Total U.S. Government Agency Obligations
	(Cost $2,503,543)			2,659,986

	U.S. TREASURY OBLIGATIONS — 8.7%
1,100,000	U.S. Treasury Bond	6.250	8/15/23	1,381,531
150,000	U.S. Treasury Bond	5.250	2/15/29	171,633
1,800,000	U.S. Treasury Bond	5.000	5/15/37	1,984,500
370,000	U.S. Treasury Note	4.500	4/30/12	385,566
270,000	U.S. Treasury Note	0.625	7/31/12	271,109
900,000	U.S. Treasury Note	1.250	9/30/15	882,212
400,000	U.S. Treasury Note	4.750	8/15/17	454,188
900,000	U.S. Treasury Note	1.875	10/31/17	864,070
200,000	U.S. Treasury Note	3.750	11/15/18	213,094
970,000	U.S. Treasury Note	3.500	5/15/20	995,691
150,000	U.S. Treasury Note	2.625	8/15/20	142,652
220,000	U.S. Treasury Note	2.625	11/15/20	208,175

	Total U.S. Treasury Obligations (Cost $8,060,154)			7,954,421

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	INVESTMENT COMPANIES — 2.0%
3,000	BlackRock Credit Allocation Income Trust II, Inc.	$30,240
8,000	Calamos Convertible Opportunities and Income Fund	108,400
7,650	iShares iBoxx $High Yield Corporate Bond Fund	710,303
8,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	139,200
16,000	SPDR Barclays Capital High Yield Bond Fund	654,400
16,000	Wells Fargo Advantage Income Opportunities Fund	166,080

	Total Investment Companies (Cost $1,713,961)	1,808,623

	SHORT-TERM INVESTMENT — 1.4%
1,311,860	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $1,311,860)	1,311,860

	Total Investments — 99.6% (Cost $76,092,460)	91,123,088

	Other Assets Less Liabilities — 0.4%	350,283

	Net Assets — 100.0%	$91,473,371

*	Non-income producing security
(a)	Variable/floating rate security
(b)	This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2011, the total amount of 144A securities was $372,306, or 0.4% of total net assets.
(c)	Stepped coupon bond - the rate shown is the rate in effect on April 30, 2011.
ADR	American Depositary Receipts
LLC	Limited Liability Company
LP	Limited Partnership
NM	Not Meaningful
PLC	Public Liability Company

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Core Bond Fund
Management Overview

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®, Financial Counselors, Inc.

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-months ended April 30, 2011, the Investor Class of the FBR Core Bond Fund returned 0.15%. This compares to the Barclays Capital Intermediate U.S. Government/ Credit Index and the Morningstar Intermediate Term Bond Category Average which returned –0.47% and 0.92% for the same period, respectively.

Interest rates continue to be low and consensus opinion is that the Fed will not raise interest rates in 2011. We do not see inflation as a critical concern in the near-term. We expect modest price increases as long as the housing market remains weak and unemployment remains relatively high. Our biggest concern is the unsustainable fiscal trajectory that the federal government is on, enabled by the Fed’s loose monetary policies. The deficit rate of 10% of GDP is unmanageable over an extended time when a 3% deficit amount is needed to maintain the status quo.

The government needs to take drastic action to assure the markets that it is serious about fiscal restraint. The consequences of investors losing confidence in America’s ability to control its debt could be disastrous for the economy and the bond markets. The recent experiences of several European countries should serve as a warning to the predicament that the U.S. could find itself in.

Portfolio manager comments on the Fund and related investment outlook.

We currently favor investment grade credit; particularly bonds issued by the financial sector, which we believe, present the most favorable valuations. Unlike government debt, the supply of corporate debt is somewhat weak. Overall, the portfolio is less exposed to increasing interest rates, which should contribute to capital preservation relative to the benchmark. Although we have an intuitive predicting as to the timing of rising rates, we are hedging our bets as to when the tightening will actually occur. We are waiting for further developments and are prepared to take action and adjust the portfolio based upon various economic scenarios.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Core Bond Fund

Total Returns—For the Periods Ended April 30, 2011(4)
	One Year	Five Year	Ten Year

FBR Core Bond Fund Investor Class(1)(2)(5)	5.69%	5.79%	6.50%
FBR Core Bond Fund Institutional Class(2)(5)	5.96%	6.05%	6.58%
Barclays Capital Intermediate U.S. Government/Credit Index(1)(3)	4.91%	5.91%	5.34%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. The Fund charges a redemption fee of 1.00% on shares redeemed or exchanged within 90 days; if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Investor Class shares of the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. and the Fund’s predecessor investment adviser each waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Barclays Capital Intermediate U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years. Securities have $250 million or more of outstanding face value and must be fixed rate and non-convertible.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
The Fund is the investment successor to the AFBA 5Star Total Return Bond Fund which commenced investment operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Total Return Bond Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Total Return Bond Fund and the performance presented for the Institutional Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Total Return Bond Fund. The performance of the Advisor Class shares of the AFBA 5Star Total Return Bond Fund for the period prior to September 24, 2001 includes the performance of the Class I shares of the AFBA 5Star Total Return Bond Fund.

The FBR Funds

FBR Core Bond Fund
Portfolio Summary
April 30, 2011
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Common Stocks	3.3%
Financial	2.3%
Real Estate Investment Trust (REIT)	1.0%
Corporate Bonds	54.8%
Financial	32.1%
Consumer, Cyclical	7.3%
Communications	4.4%
Basic Materials	3.0%
Consumer, Non-cyclical	2.9%
Industrial	2.8%
Energy	1.2%
Utilities	1.1%
U.S. Treasury Obligations	23.5%
Investment Companies	6.2%
U.S. Government Agency Obligations	9.7%
Convertible Preferred Stock	1.5%
Preferred Stock	0.1%

Cash	0.9%

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 3.2%
	Financial — 2.3%
10,000	Ares Capital Corp.	$177,100
8,500	Hercules Technology Growth Capital, Inc.	91,375
20,500	MCG Capital Corp.	135,300
11,000	NGP Capital Resources Co.	103,840
10,000	PennantPark Investment Corp.	123,400

		631,015

	Real Estate Investment Trust (REIT) — 0.9%
5,500	Apollo Commercial Real Estate Finance, Inc.	89,870
37,500	Chimera Investment Corp.	151,875
1,500	Winthrop Realty Trust	18,195

		259,940

	Total Common Stocks (Cost $821,670)	890,955

	CONVERTIBLE PREFERRED STOCK — 1.5%
	Finance — 1.5%
13,350	Boston Private Capital Trust I, 4.88%, due 10/1/34 (Cost 638,782)	417,187

	PREFERRED STOCK — 0.1%
10,400	Federal National Mortgage Association, Perpetual, Series S, 8.25%, due 12/31/15 (Cost 260,000)*(a)	21,216

			MATURITY
PAR		RATE	DATE

	CORPORATE BONDS — 54.4%
	Basic Materials — 3.0%
$300,000	Barrick Gold Financeco LLC	6.125%	9/15/13	333,442
285,000	EI du Pont de Nemours & Co.	4.750	3/15/15	313,020
125,000	International Paper Co.	9.375	5/15/19	163,174

				809,636

	Communications — 4.4%
250,000	Comcast Corp.	6.500	1/15/17	289,538
275,000	Deutsche Telekom International Finance BV	5.875	8/20/13	302,370

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Communications — 4.4% (continued)
$280,000	Rogers Communications, Inc.	7.500%	3/15/15	$332,497
250,000	Telefonica Emisiones SAU	5.877	7/15/19	267,665

				1,192,070

	Consumer, Cyclical — 7.3%
275,000	Best Buy Company, Inc.	6.750	7/15/13	301,311
138,000	GameStop Corp. / GameStop, Inc.	8.000	10/1/12	141,105
150,000	Marriott International, Inc., Series J	5.625	2/15/13	160,717
325,000	Phillips-Van Heusen Corp.	7.750	11/15/23	357,247
575,000	Royal Caribbean Cruises Ltd.	7.500	10/15/27	576,438
275,000	Starbucks Corp.	6.250	8/15/17	314,739
120,000	The Home Depot, Inc.	5.400	3/1/16	134,244

				1,985,801

	Consumer, Non-cyclical — 2.8%
125,000	Anheuser-Busch InBev Worldwide, Inc.	7.750	1/15/19	156,969
250,000	Diageo Capital PLC	5.200	1/30/13	268,072
325,000	GlaxoSmithKline Capital, Inc.	4.850	5/15/13	350,477

				775,518

	Energy — 1.2%
175,000	Devon Energy Corp.	5.625	1/15/14	194,388
125,000	Husky Energy, Inc.	5.900	6/15/14	139,082

				333,470

	Financial — 31.9%
250,000	Aflac, Inc.	8.500	5/15/19	306,336
60,000	American Express Credit Corp., Series C	7.300	8/20/13	67,443
140,000	American Express Travel Related Services Company, Inc.(b)	5.250	11/21/11	143,497
250,000	Associates Corporation of North America	6.950	11/1/18	284,824
225,000	Barclays Bank PLC	5.125	1/8/20	231,901
200,000	Capital One Financial Corp.	6.750	9/15/17	234,476
325,000	Caterpillar Financial Services Corp.	4.900	8/15/13	351,597
250,000	Citigroup, Inc.	6.125	11/21/17	277,577
300,000	CME Group, Inc.	5.750	2/15/14	333,865
225,000	Credit Suisse USA, Inc.	5.125	8/15/15	246,992

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 31.9% (continued)
$175,000	Discover Financial Services	10.250%	7/15/19	$231,614
250,000	Fifth Third Bancorp	6.250	5/1/13	271,737
125,000	General Electric Capital Corp.	4.800	5/1/13	133,326
140,000	Jefferies Group, Inc.	8.500	7/15/19	168,166
235,000	JPMorgan Chase & Co.	5.375	10/1/12	249,434
300,000	KeyCorp	6.500	5/14/13	328,243
300,000	Lazard Group	6.850	6/15/17	330,432
300,000	Manulife Financial Corp.	3.400	9/17/15	306,789
170,000	Merrill Lynch & Company, Inc.	6.875	4/25/18	193,178
200,000	Merrill Lynch & Company, Inc., Series MTNC(a)	0.738	1/15/15	194,460
275,000	MetLife, Inc., Series A	6.817	8/15/18	323,874
250,000	Morgan Stanley	6.625	4/1/18	279,487
275,000	New York Life Global Funding(b)	5.250	10/16/12	292,526
288,000	Prudential Financial, Inc.	5.500	3/15/16	311,966
250,000	Prudential Financial, Inc., Series MTNB	5.100	9/20/14	272,310
215,000	SunTrust Banks, Inc.	5.250	11/5/12	226,448
300,000	SunTrust Banks, Inc.	6.000	9/11/17	335,489
125,000	Swiss Re Solutions Holding Corp.	7.000	2/15/26	137,757
270,000	The Allstate Corp.	5.000	8/15/14	297,876
500,000	The Goldman Sachs Group, Inc.	5.375	3/15/20	520,888
200,000	The Hartford Financial Services Group, Inc.	5.375	3/15/17	316,334
275,000	Toyota Motor Credit Corp.	5.170	1/11/12	283,103
200,000	Wachovia Corp.	5.250	8/1/14	217,067

				8,701,012

	Industrial — 2.7%
50,000	American Railcar Industries, Inc.	7.500	3/1/14	51,625
275,000	FedEx Corp.	7.375	1/15/14	313,435
200,000	The Boeing Co.	5.000	3/15/14	219,838
125,000	Tyco International Finance SA	8.500	1/15/19	159,819

				744,717

	Utilities — 1.1%
250,000	Sempra Energy	6.500	6/1/16	288,229

	Total Corporate Bonds (Cost $13,407,893)			14,830,453

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
$725,259	Federal Home Loan Mortgage Corp.	5.500%	4/1/37	$785,867
600,000	Federal National Mortgage Association(c)	1.250	12/30/15	600,615
563,123	Federal National Mortgage Association	4.500	8/1/20	596,085
598,156	Federal National Mortgage Association	6.000	10/1/37	654,706

	Total U.S. Government Agency Obligations (Cost $2,478,407)			2,637,273

	U.S. TREASURY OBLIGATIONS — 23.3%
900,000	U.S. Treasury Bond	6.250	8/15/23	1,130,344
250,000	U.S. Treasury Bond	5.250	2/15/29	286,055
1,050,000	U.S. Treasury Bond	5.000	5/15/37	1,157,625
465,000	U.S. Treasury Note	4.500	4/30/12	484,563
850,000	U.S. Treasury Note	1.250	9/30/15	833,200
300,000	U.S. Treasury Note	4.750	8/15/17	340,641
650,000	U.S. Treasury Note	1.875	10/31/17	624,051
400,000	U.S. Treasury Note	3.750	11/15/18	426,187
550,000	U.S. Treasury Note	3.500	5/15/20	564,567
250,000	U.S. Treasury Note	2.625	8/15/20	237,754
275,000	U.S. Treasury Note	2.625	11/15/20	260,219

	Total U.S. Treasury Obligations (Cost $6,495,853)			6,345,206

SHARES

	INVESTMENT COMPANIES — 6.2%
3,000	BlackRock Credit Allocation Income Trust II, Inc.	30,240
8,000	Calamos Convertible Opportunities and Income Fund	108,400
6,800	iShares iBoxx $High Yield Corporate Bond Fund	631,380
8,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	139,200
15,000	SPDR Barclays Capital High Yield Bond Fund	613,500
16,000	Wells Fargo Advantage Income Opportunities Fund	166,080

	Total Investment Companies (Cost $1,604,346)	1,688,800

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
April 30, 2011
(unaudited)

		VALUE
SHARES		(NOTE 2)

	SHORT-TERM INVESTMENT — 0.9%
239,734	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $239,734)	$239,734

	Total Investments — 99.3% (Cost $25,946,685)	27,070,824

	Other Assets Less Liabilities — 0.7%	187,096

	Net Assets — 100.0%	$27,257,920

*	Non-income producing security
(a)	Variable/floating rate security
(b)	This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2011, the total amount of 144A securities was $436,023, or 1.6% of total net assets.
(c)	Stepped coupon bond - the rate shown is the rate in effect on April 30, 2011.
LLC	Limited Liability Company
PLC	Public Liability Company

Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
April 30, 2011
(unaudited)

	FBR	FBR	FBR
	Large Cap Fund	Mid Cap Fund	Small Cap Fund

ASSETS
Investment Securities at Cost	$43,906,310	$19,986,617	$39,390,255

Investment Securities at Value (Note 2)	$50,521,945	$24,258,240	$46,711,225
Receivable for Capital Shares Sold	3,127	32,762	16,629
Receivable for Investment Securities Sold	937,707	—	1,859,458
Dividends and Interest Receivable	28,928	15,704	14,204
Receivable from Adviser	17,822	10,368	4,739
Prepaid Expenses	11,845	13,589	17,137

Total Assets	51,521,374	24,330,663	48,623,392

LIABILITIES
Payable for Investment Securities Purchased	—	—	234,433
Payable for Capital Shares Redeemed	2,604,195	—	1,024,071
Investment Advisory Fee Payable (Note 4)	—	—	36,344
Administration Fee Payable (Note 4)	3,787	1,571	3,754
Distribution and Service Fees Payable (Note 4)	3,754	1,832	6,366
Other Accrued Expenses	90,415	52,682	41,926

Total Liabilities	2,702,151	56,085	1,346,894

NET ASSETS	$48,819,223	$24,274,578	$47,276,498

Net Assets Consist of:
Paid-in capital	$51,388,099	$23,947,600	$50,211,237
Accumulated net investment income (loss)	47,826	3,921	(96,044)
Accumulated net realized loss on investments	(9,232,337)	(3,948,566)	(10,159,665)
Net unrealized appreciation on investments	6,615,635	4,271,623	7,320,970

NET ASSETS	$48,819,223	$24,274,578	$47,276,498

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$18,608,674	$9,748,625	$32,207,163
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,492,075	732,214	2,285,424

Net Asset Value Per Share	$12.47	$13.31	$14.09

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$30,210,549	$14,525,953	$15,069,335
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,799,768	1,259,049	1,187,375

Net Asset Value Per Share	$10.79	$11.54	$12.69

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2011
(unaudited)

		FBR	FBR
	FBR	Large Cap	Small Cap
	Focus Fund	Financial Fund	Financial Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$370,602,191	$67,575,732	$268,910,616
Affiliated Issuers	38,109,786	—	—

Total Securities	$408,711,977	$67,575,732	$268,910,616

Securities at Value (Note 2):
Unaffiliated Issuers	$705,481,701	$70,606,129	$303,275,688
Affiliated Issuers	76,814,338	—	—

Total Securities	782,296,039	70,606,129	303,275,688
Cash	—	25,000	—
Receivable for Capital Shares Sold	786,743	16,880	138,720
Receivable for Investment Securities Sold	—	110,953	448,856
Dividends and Interest Receivable	120,863	52,000	193,420
Prepaid Expenses	20,361	10,125	28,042

Total Assets	783,224,006	70,821,087	304,084,726

LIABILITIES
Payable for Capital Shares Redeemed	1,191,638	10,552	671,981
Payable for Investment Securities Purchased	1,465,990	627,499	263,000
Investment Advisory Fee Payable (Note 4)	571,740	52,441	224,914
Administration Fee Payable (Note 4)	74,852	5,684	27,759
Transfer Agent Fee Payable	301,588	13,543	79,904
Distribution and Service Fees Payable (Note 4)	148,617	14,567	55,483
Other Accrued Expenses	241,253	35,413	85,955

Total Liabilities	3,995,678	759,699	1,408,996

NET ASSETS	$779,228,328	$70,061,388	$302,675,730

Net Assets Consist of:
Paid-in capital	$393,256,334	$69,767,881	$262,361,723
Accumulated net investment income (loss)	(28,837,919)	(96,631)	364,607
Accumulated net realized gain (loss) on investments and foreign currency transactions	41,225,851	(2,640,259)	5,584,328
Net unrealized appreciation on investments	373,584,062	3,030,397	34,365,072

NET ASSETS	$779,228,328	$70,061,388	$302,675,730

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$728,660,572	$70,061,388	$268,260,401
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	14,186,799	4,972,402	13,132,355

Net Asset Value Per Share	$51.36	$14.09	$20.43

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$50,567,756	$—	$34,415,329
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	981,594	—	2,632,193

Net Asset Value Per Share	$51.52	$—	$13.07

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2011
(unaudited)

		FBR
	FBR	Gas Utility
	Technology Fund	Index Fund

ASSETS
Investment Securities at Cost	$8,050,195	$173,066,932

Investment Securities at Value (Note 2)	$9,539,940	$314,637,542
Receivable for Capital Shares Sold	886	1,168,498
Receivable for Investment Securities Sold	310,323	164,984
Dividends and Interest Receivable	4,907	352,676
Receivable from Adviser	2,532	—
Prepaid Expenses	14,258	27,233

Total Assets	9,872,846	316,350,933

LIABILITIES
Payable for Capital Shares Redeemed	10,784	122,638
Payable for Investment Securities Purchased	259,296	2,830,052
Investment Advisory Fee Payable (Note 4)	8,574	96,519
Administration Fee Payable (Note 4)	1,598	33,244
Distribution and Service Fees Payable (Note 4)	1,655	—
Other Accrued Expenses	39,469	188,029

Total Liabilities	321,376	3,270,482

NET ASSETS	$9,551,470	$313,080,451

Net Assets Consist of:
Paid-in capital	$10,794,603	$183,271,606
Accumulated net investment income (loss)	(72,140)	129,195
Accumulated net realized loss on investments	(2,660,738)	(11,890,960)
Net unrealized appreciation on investments	1,489,745	141,570,610

NET ASSETS	$9,551,470	$313,080,451

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$8,116,355	$313,080,451
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	655,066	15,371,961

Net Asset Value Per Share	$12.39	$20.37

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$1,435,115	$—
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	115,580	—

Net Asset Value Per Share	$12.42	$—

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2011
(unaudited)

		FBR
	FBR	Core Bond
	Balanced Fund	Fund

ASSETS
Investment Securities at Cost	$76,092,460	$25,946,685

Investment Securities at Value (Note 2)	$91,123,088	$27,070,824
Receivable for Capital Shares Sold	35,569	20,948
Dividends and Interest Receivable	456,484	296,427
Prepaid Expenses	28,584	23,095

Total Assets	91,643,725	27,411,294

LIABILITIES
Payable for Capital Shares Redeemed	3,355	241
Distribution Payable	—	81,704
Investment Advisory Fee Payable (Note 4)	37,037	7,696
Administration Fee Payable (Note 4)	11,039	3,787
Distribution and Service Fees Payable (Note 4)	8,655	812
Other Accrued Expenses	110,268	59,134

Total Liabilities	170,354	153,374

NET ASSETS	$91,473,371	$27,257,920

Net Assets Consist of:
Paid-in capital	$82,954,208	$25,936,367
Accumulated net investment income	96,897	3,868
Accumulated net realized gain (loss) on investments	(6,608,362)	193,546
Net unrealized appreciation on investments	15,030,628	1,124,139

NET ASSETS	$91,473,371	$27,257,920

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	43,507,213	$3,918,260
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,343,731	412,011

Net Asset Value Per Share	$13.01	$9.51

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$47,966,158	$23,339,660
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,867,007	2,671,052

Net Asset Value Per Share	$12.40	$8.74

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Six Months Ended April 30, 2011
(unaudited)

	FBR	FBR	FBR
	Large Cap Fund	Mid Cap Fund	Small Cap Fund

Investment Income
Dividends[1]	$381,409	$158,725	$332,937
Interest	—	25	—

Total Investment Income	381,409	158,750	332,937

Expenses
Investment Advisory fees (Note 4)	220,894	93,448	188,388
Administration fees (Note 4)	13,928	5,818	12,446
Distribution and Service fees – Investor Class (Note 4)	22,815	10,209	38,806
Transfer agent fees – Investor Class	8,481	6,225	11,362
Transfer agent fees – Institutional Class	14,130	1,373	1,947
Registration fees – Investor Class	11,257	9,128	10,946
Registration fees – Institutional Class	9,232	9,059	9,226
Professional fees	18,538	18,432	9,552
Shareholder administrative fees – Investor Class	12,223	7,930	15,950
Shareholder administrative fees – Institutional Class	2,543	1,085	1,601
Accounting services fees	7,117	3,810	6,295
Trustees’ fees	7,030	7,029	7,025
Compliance fees	6,142	5,313	5,363
Insurance fees	5,173	2,147	1,292
Reports to shareholders – Investor Class	1,983	1,236	2,806
Reports to shareholders – Institutional Class	1,738	1,155	136
Custodian fees	819	345	777
Other expenses	3,041	1,407	1,650

Total expenses before waivers and related reimbursements	367,084	185,149	325,568
Less waivers and related reimbursements (Note 4)	(98,694)	(60,529)	(35,118)

Total expenses after waivers and related reimbursements	268,390	124,620	290,450

Net Investment Income	113,019	34,130	42,487

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	4,501,926	683,911	4,841,223
Change in Net Unrealized Appreciation/Depreciation of Investments	2,280,404	2,624,368	4,884,928

Net Gain on Investments	6,782,330	3,308,279	9,726,151

Net Increase in Net Assets Resulting from Operations	$6,895,349	$3,342,409	$9,768,638

[1]	Net of foreign taxes withheld of $941,$411 and $0 for the FBR Large Cap Fund, FBR Mid Cap Fund and FBR Small Cap Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2011
(unaudited)

		FBR	FBR
		Large Cap	Small Cap
	FBR	Financial	Financial
	Focus Fund	Fund	Fund

Investment Income
Dividends from Unaffiliated Issuers	$2,206,595	$379,627	$2,848,032
Interest	719	50	976

Total Investment Income	2,207,314	379,677	2,849,008

Expenses
Investment Advisory fees (Note 4)	3,423,102	274,319	1,279,380
Administration fees (Note 4)	220,113	17,695	89,201
Distribution and Service fees – Investor Class (Note 4)	897,231	76,199	318,650
Shareholder administrative fees – Investor Class	290,566	38,845	154,085
Shareholder administrative fees – Institutional Class	9,918	—	16,795
Transfer agent fees – Investor Class	201,636	5,695	42,859
Transfer agent fees – Institutional Class	1,275	—	1,336
Accounting services fees	99,275	7,230	39,912
Insurance fees	75,292	3,703	26,261
Reports to shareholders – Investor Class	52,493	3,733	21,712
Reports to shareholders – Institutional Class	—	—	1,254
Professional fees	38,793	19,209	27,304
Registration fees – Investor Class	23,380	14,876	23,763
Registration fees – Institutional Class	10,436	—	10,249
Compliance fees	27,729	6,239	12,926
Custodian fees	16,496	1,134	6,128
Trustees’ fees	7,029	7,025	7,026
Other expenses	7,641	1,431	1,969

Total expenses	5,402,405	477,333	2,080,810

Net Investment Income (Loss)	(3,195,091)	(97,656)	768,198

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments Unaffiliated Issuers	15,865,505	(137,317)	8,860,651
Change in Net Unrealized Appreciation/Depreciation of Investments	70,040,935	4,097,239	23,917,784

Net Gain on Investments	85,906,440	3,959,922	32,778,435

Net Increase in Net Assets Resulting from Operations	$82,711,349	$3,862,266	$33,546,633

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2011
(unaudited)

	FBR	FBR
	Technology	Gas Utility
	Fund	Index Fund

Investment Income
Dividends[1]	$23,824	$4,444,836
Interest (Note 2)	21	12

Total Investment Income	23,845	4,444,848

Expenses
Investment Advisory fees (Note 4)	45,464	525,527
Administration fees (Note 4)	3,659	128,972
Distribution and Service fees – Investor Class (Note 4)	10,261	—
Registration fees – Investor Class	11,715	11,224
Registration fees – Institutional Class	10,748	—
Professional fees	20,059	26,051
Transfer agent fees – Investor Class	7,365	79,901
Transfer agent fees – Institutional Class	2,111	—
Shareholder administrative fees – Investor Class	8,197	99,787
Shareholder administrative fees – Institutional Class	598	—
Trustees’ fees	7,025	7,026
Compliance fees	5,193	11,615
Accounting services fees	2,998	34,910
Reports to shareholders – Investor Class	2,203	16,086
Reports to shareholders – Institutional Class	416	—
Insurance fees (Note 10)	2,074	22,726
Custodian fees	165	5,729
Other expenses	1,460	4,772

Total expenses before waivers and related reimbursements	141,711	974,326
Less waivers and related reimbursements (Note 4)	(45,726)	—

Total expenses after waivers and related reimbursements	95,985	974,326

Net Investment Income (Loss)	(72,140)	3,470,522

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	898,262	3,472,606
Change in Net Unrealized Appreciation/Depreciation of Investments	393,668	36,099,339

Net Gain on Investments	1,291,930	39,571,945

Net Increase in Net Assets Resulting from Operations	$1,219,790	$43,042,467

[1]	Net of foreign taxes withheld of $0 and $73,202 for the FBR Technology Fund and FBR Gas Utility Index Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2011
(unaudited)

	FBR	FBR
	Balanced	Core Bond
	Fund	Fund

Investment Income
Dividends	$945,030	$132,167
Interest	637,239	558,984

Total Investment Income	1,582,269	691,151

Expenses
Investment Advisory fees (Note 4)	339,795	109,107
Administration fees (Note 4)	32,232	10,977
Distribution and Service fees – Investor Class (Note 4)	51,714	5,181
Transfer agent fees – Investor Class	46,791	6,378
Transfer agent fees – Institutional Class	6,673	5,402
Professional fees	46,098	50,252
Registration fees – Investor Class	12,379	8,547
Registration fees – Institutional Class	8,151	7,682
Accounting services fees	15,874	7,921
Shareholder administrative fees – Investor Class	14,521	5,698
Shareholder administrative fees – Institutional Class	85	1,308
Insurance fees	8,822	2,914
Compliance fees	7,336	5,523
Trustees’ fees	7,030	7,030
Custodian fees	3,420	1,123
Reports to shareholders – Investor Class	1,487	39
Reports to shareholders – Institutional Class	1,424	857
Other expenses	4,065	2,419

Total expenses before waivers and related reimbursements	607,897	238,358
Less waivers and related reimbursements (Note 4)	(135,474)	(90,016)

Total expenses after waivers and related reimbursements	472,423	148,342

Net Investment Income	1,109,846	542,809

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	1,471,258	278,101
Change in Net Unrealized Appreciation/Depreciation of Investments	6,054,220	(768,329)

Net Gain (Loss) on Investments	7,525,478	(490,228)

Net Increase in Net Assets Resulting from Operations	$8,635,324	$52,581

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Large Cap Fund		FBR Mid Cap Fund		FBR Small Cap Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2011	October 31,	2011	October 31,	2011	October 31,
	(unaudited)	2010	(unaudited)	2010	(unaudited)	2010

From Investment Activities
Net Investment Income	$113,019	$165,779	$34,130	$36,255	$42,487	$30,475
Net Realized Gain on Investment Transactions	4,501,926	1,484,069	683,911	856,460	4,841,223	1,060,295
Change in Net Unrealized Appreciation/Depreciation of Investments	2,280,404	287,938	2,624,368	450,331	4,884,928	3,646,786

Net Increase in Net Assets Resulting from Operations	6,895,349	1,937,786	3,342,409	1,343,046	9,768,638	4,737,556

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	(52,145)	(93,740)	(17,685)	(26,340)	(106,555)	(34,316)
From Net Realized Gain on Investments	—	—	—	—	—	(315,911)
Distributions to Institutional Class Shareholders:
From Net Investment Income	(150,922)	(818)	(35,878)	(451)	(35,059)	(629)
From Net Realized Gain on Investments	—	—	—	—	—	(2,821)

Total Distributions to Shareholders	(203,067)	(94,558)	(53,563)	(26,791)	(141,614)	(353,677)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(4,664,438)	25,902,019	2,553,640	10,264,804	2,153,519	20,440,860

Total Increase in Net Assets	2,027,844	27,745,247	5,842,486	11,581,059	11,780,543	24,824,739
Net Assets – Beginning of Period	46,791,379	19,046,132	18,432,092	6,851,033	35,495,955	10,671,216

Net Assets – End of Period	$48,819,223	$46,791,379	$24,274,578	$18,432,092	$47,276,498	$35,495,955

Accumulated Net Investment Income (Loss)	$47,826	$137,874	$3,921	$23,354	$(96,044)	$3,083

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2011	October 31,	2011	October 31,	2011	October 31,
	(unaudited)	2010	(unaudited)	2010	(unaudited)	2010

From Investment Activities
Net Investment Income (Loss)	$(3,195,091)	$(9,379,242)	$(97,656)	$(304,291)	$768,198	$919,314
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions Unaffiliated Issuers	15,865,505	32,448,092	(137,317)	4,174,856	8,860,651	10,863,874
Affiliated Issuers	—	2,772,242	—	—	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	70,040,935	146,676,963	4,097,239	(5,180,152)	23,917,784	1,210,218

Net Increase (Decrease) in Net Assets Resulting from Operations	82,711,349	172,518,055	3,862,266	(1,309,587)	33,546,633	12,993,406

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	—	—	—	—	(725,603)	(717,201)
From Net Realized Gain on Investments	(24,307,241)	—	—	—	(1,605,904)	—
Distributions to Institutional Class Shareholders:
From Net Investment Income	—	(282,300)	—	—	(256,185)	(148,737)
From Net Realized Gain on Investments	(1,335,587)	—	—	—	(275,476)	—
Distributions to R1 Class Shareholders:
From Net Investment Income	—	(314)	—	—	—	(486)

Total Distributions to Shareholders	(25,642,828)	(282,614)	—	—	(2,863,168)	(866,424)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	14,509,263	(258,749,901)	17,482,566	12,831,056	30,233,930	31,305,688

Total Increase (Decrease) in Net Assets	71,577,784	(86,514,460)	21,344,832	11,521,469	60,917,395	43,432,670
Net Assets – Beginning of Period	707,650,544	794,165,004	48,716,556	37,195,087	241,758,335	198,325,665

Net Assets – End of Period	$779,228,328	$707,650,544	$70,061,388	$48,716,556	$302,675,730	$241,758,335

Accumulated Net Investment Income (Loss)	$(28,837,919)	$—	$(96,631)	$1,025	$364,607	$578,197

[1] Effective after the close of business on October 22, 2010, R Class Shares merged into Investor Class (See Note 13).

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Technology Fund		FBR Gas Utility Index Fund

	For the		For the
	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended
	2011	October 31,	2011	October 31,
	(unaudited)	2010	(unaudited)	2010

From Investment Activities
Net Investment Income (Loss)	$(72,140)	$(136,272)	$3,470,522	$7,779,537
Net Realized Gain on Investment Transactions	898,262	1,562,671	3,472,606	2,250,847
Change in Net Unrealized Appreciation/Depreciation of Investments	393,668	158,572	36,099,339	33,703,232

Net Increase in Net Assets Resulting from Operations	1,219,790	1,584,971	43,042,467	43,733,616

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	—	—	(3,414,773)	(7,791,103)
From Net Realized Gain on Investments	—	—	(2,818,013)	(248,764)
Distributions[1] to R Class Shareholders:
From Net Investment Income	—	—	—	(9,158)
From Net Realized Gain on Investments	—	—	—	(277)

Total Distributions to Shareholders	—	—	(6,232,786)	(8,049,302)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(4,486,008)	2,844,654	32,229,746	14,587,460

Total Increase (Decrease) in Net Assets	(3,266,218)	4,429,625	69,039,427	50,271,774
Net Assets – Beginning of Period	12,817,688	8,388,063	244,041,024	193,769,250

Net Assets – End of Period	$9,551,470	$12,817,688	$313,080,451	$244,041,024

Accumulated Net Investment Income (Loss)	$(72,140)	$—	$129,195	$73,446

[1]	Effective after the close of business on October 22, 2010, R Class Shares merged into Investor Class (See Note 13).

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Balanced Fund			FBR Core Bond Fund

	For the	For the		For the	For the
	Six Months	Period	For the	Six Months	Period	For the
	Ended	April 1,	Year	Ended	April 1,	Year
	April 30,	2010 to	Ended	April 30,	2010 to	Ended
	2011	October 31,	March 31,	2011	October 31,	March 31,
	(unaudited)	2010[1]	2010	(unaudited)	2010[1]	2010

From Investment Activities
Net Investment Income	$1,109,846	$1,273,013	$2,197,290	$542,809	$739,060	$1,203,372
Net Realized Gain (Loss) on
Investment Transactions	1,471,258	1,513,933	(628,466)	278,101	376,245	176,611
Change in Net Unrealized
Appreciation/Depreciation of
Investments	6,054,220	1,253,137	20,623,773	(768,329)	857,643	1,897,143

Net Increase in Net Assets
Resulting from Operations	8,635,324	4,040,083	22,192,597	52,581	1,972,948	3,277,126

Distributions to Shareholders
Net Investment Income
Investor Class (Advisor Class)	(498,424)	(567,219)	(733,712)	(72,510)	(102,123)	(124,609)
Institutional Class	(609,263)	(613,557)	(1,172,404)	(470,672)	(636,626)	(1,092,527)
Class B	—	—	(5,820)	—	—	(13,698)
Class C	—	—	(394,015)	—	—	(46,655)
Net Realized Gains From Investment
Transactions
Investor Class (Advisor Class)	—	—	—	(67,867)	—	(17,570)
Institutional Class	—	—	—	(403,399)	—	(128,515)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	(7,920)

Total Distributions to Shareholders	(1,107,687)	(1,180,776)	(2,305,951)	(1,014,448)	(738,749)	(1,431,494)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	278,384	(5,403,744)	194,955	(472,583)	(1,041,918)	(52,730)

Total Increase (Decrease) in
Net Assets	7,806,021	(2,544,437)	20,081,601	(1,434,450)	192,281	1,792,902
Net Assets – Beginning of Period	83,667,350	86,211,787	66,130,186	28,692,370	28,500,089	26,707,187

Net Assets – End of Period	$91,473,371	$83,667,350	$86,211,787	$27,257,920	$28,692,370	$28,500,089

Accumulated Net Investment
Income (Loss)	$96,897	$95,782	$—	$3,868	$4,241	$(89)

[1] The Fund changed its fiscal year end from March 31 to October 31.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	FBR Large Cap Fund — Investor Class

	For the
	Six Months							For the
	Ended							Period
	April 30,		For the Years Ended October 31,					Ended
	2011							October 31,
	(unaudited)		2010		2009	2008	2007	2006*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.88		$9.72		$8.14	$13.40	$11.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.01		0.04		0.03	0.08	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss)
on Investments[1,3]	1.61		1.17		1.60	(4.05)	2.05	1.84

Total from Investment Operations	1.62		1.21		1.63	(3.97)	2.01	1.83

Distributions to Shareholders:
From Net Investment Income	(0.03)		(0.05)		(0.05)	—	—	(0.00)[5]
From Net Realized Gain	—		—		—	(1.30)	(0.45)	—

Total Distributions	(0.03)		(0.05)		(0.05)	(1.30)	(0.45)	(0.00)[5]

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.00 [5]	0.01	0.00 [5]	0.01

Net Increase (Decrease) in Net Asset Value	1.59		1.16		1.58	(5.26)	1.56	1.84

Net Asset Value – End of Period	$12.47		$10.88		$9.72	$8.14	$13.40	$11.84

Total Investment Return[6]	14.94%	(A)	12.43%		20.12%	(32.37)%	17.52%	18.45%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.25%	(B)	1.25%		1.25%	1.71%	1.97%	1.94%	(B)
Expenses Before Waivers and Related Reimbursements[7]	1.77%	(B)	1.84%		2.16%	2.55%	2.21%	2.74%	(B)
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	0.30%	(B)	0.39%		0.61%	0.51%	(0.30)%	(0.23)%	(B)
Net Investment Loss Before Waivers and Related
Reimbursements	(0.22)%	(B)	(0.20)%		(0.30)%	(0.33)%	(0.54)%	(1.03)%	(B)
Supplementary Data:
Portfolio Turnover Rate	46%	(A)	86%	(C)	60%	39%	108%	166%	(A)
Net Assets at End of Period (in thousands)	$18,609		$17,097		$18,947	$4,574	$13,037	$13,349

*	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.25% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Fund — Institutional Class

	For the
	Six Months					For the
	Ended					Period
	April 30,		For the Years Ended October 31,			Ended
	2011					October 31,
	(unaudited)		2010		2009	2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.42		$8.42		$7.07	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.03		0.06		0.07	0.03
Net Realized and Unrealized Gain (Loss)
on Investments[1,3]	1.39		1.01		1.34	(2.96)

Total from Investment Operations	1.42		1.07		1.41	(2.93)

Distributions to Shareholders:
From Net Investment Income	(0.05)		(0.07)		(0.06)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	—	—

Net Increase (Decrease) in Net Asset Value	1.37		1.00		1.35	(2.93)

Net Asset Value – End of Period	$10.79		$9.42		$8.42	$7.07

Total Investment Return[6]	15.11%	(A)	12.71%		20.21%	(29.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.00%	(B)	1.00%		1.00%	1.01%	(B)
Expenses Before Waivers and Related Reimbursements[7]	1.33%	(B)	1.49%		16.64%	4.11%	(B)
Net Investment Income After Waivers and
Related Reimbursements[2]	0.55%	(B)	0.50%		1.05%	0.88%	(B)
Net Investment Income (Loss) Before Waivers and
Related Reimbursements	0.22%	(B)	0.01%		(14.59)%	(2.22)%	(B)
Supplementary Data:
Portfolio Turnover Rate	46%	(A)	86%	(C)	60%	39%	(A)
Net Assets at End of Period (in thousands)	$30,211		$29,695		$99	$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.00% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Mid Cap Fund — Investor Class

	For the
	Six Months						For the
	Ended						Period
	April 30,		For the Years Ended October 31,				Ended
	2011						October 31,
	(unaudited)		2010		2009	2008	2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.35		$9.53		$8.18	$11.30	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.02		0.04		0.04	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)
on Investments[1,3]	1.96		1.82		1.43	(3.00)	1.32

Total from Investment Operations	1.98		1.86		1.47	(3.01)	1.30

Distributions to Shareholders:
From Net Investment Income	(0.03)		(0.04)		(0.01)	—	—
From Net Realized Gain	—		—		(0.12)	(0.13)	—

Total Distributions	(0.03)		(0.04)		(0.13)	(0.13)	—

Paid-in Capital from Redemption Fees[4]	0.01		0.00	[5]	0.01	0.02	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.96		1.82		1.35	(3.12)	1.30

Net Asset Value - End of Period	$13.31		$11.35		$9.53	$8.18	$11.30

Total Investment Return[6]	17.54%	(A)	19.58%		18.51%	(26.71)%	13.00%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[2,7]	1.35%	(B)	1.36%		1.35%	1.66%	1.95%	(B)
Expenses Before Waivers and Related
Reimbursements[7]	2.17%	(B)	2.54%		2.95%	3.71%	4.17%	(B)
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	0.18%	(B)	0.24%		0.39%	(0.13)%	(0.36)%	(B)
Net Investment Loss Before Waivers and Related
Reimbursements	(0.65)%	(B)	(0.94)%		(1.21)%	(2.18)%	(2.58)%	(B)
Supplementary Data:
Portfolio Turnover Rate	22%	(A)	215%	(C)	128%	93%	135%	(A)
Net Assets at End of Period (in thousands)	$9,749		$6,776		$6,767	$4,108	$3,873

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.35% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Mid Cap Fund — Institutional Class

	For the
	Six Months					For the
	Ended					Period
	April 30,		For the Years Ended October 31,			Ended
	2011					October 31,
	(unaudited)		2010		2009	2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.84		$8.26		$7.11	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.02		0.03		0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.71		1.59		1.25	(2.91)

Total from Investment Operations	1.73		1.62		1.30	(2.89)

Distributions to Shareholders:
From Net Investment Income	(0.03)		(0.04)		(0.03)	—
From Net Realized Gain	—		—		(0.12)	—

Total Distributions	(0.03)		(0.04)		(0.15)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	—	—

Net Increase (Decrease) in Net Asset Value	1.70		1.58		1.15	(2.89)

Net Asset Value – End of Period	$11.54		$9.84		$8.26	$7.11

Total Investment Return[6]	17.62%	(A)	19.72%		18.78%	(28.90)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.10%	(B)	1.11%		1.10%	1.10%	(B)
Expenses Before Waivers and Related Reimbursements[7]	1.53%	(B)	2.03%		16.91%	4.54%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.43%	(B)	0.26%		0.69%	0.47%	(B)
Net Investment Income (Loss) Before Waivers and
Related Reimbursements	0.00%	(B),8	(0.66)%		(15.12)%	(2.97)%	(B)
Supplementary Data:
Portfolio Turnover Rate	22%	(A)	215%	(C)	128%	93%	(A)
Net Assets at End of Period (in thousands)	$14,526		$11,656		$84	$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.10% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
[8]	Less than 0.01%
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund — Investor Class

	For the
	Six Months							For the
	Ended							Period
	April 30,		For the Years Ended October 31,					Ended
	2011							October 31,
	(unaudited)		2010		2009		2008	2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.17		$9.51		$8.44		$11.85	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.01		0.02		0.01		(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss)
on Investments[1,3]	2.95		1.95		1.04		(3.35)	1.89
Net Increase from Payments by Affiliates	—		—		0.01		—	—

Total from Investment Operations	2.96		1.97		1.06		(3.38)	1.85

Distributions to Shareholders:
From Net Investment Income	(0.04)		(0.03)		—		—	—
From Net Realized Gains	—		(0.28)		—		(0.04)	—

Total Distributions	(0.04)		(0.31)		—		(0.04)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.01		0.01	0.00	[5]

Net Increase (Decrease) in Net Asset Value	2.92		1.66		1.07		(3.41)	1.85

Net Asset Value – End of Period	$14.09		$11.17		$9.51		$8.44	$11.85

Total Investment Return[6]	26.58%	(A)	21.13%		12.68%	[7]	(28.49)%	18.50%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,8]	1.45%	(B)	1.45%		1.46%		1.74%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements[8]	1.62%	(B)	2.33%		2.73%		3.55%	3.77%	(B)
Net Investment Income (Loss) After Waivers and
Related Reimbursements[2]	0.15%	(B)	0.18%		0.10%		(0.36)%	(0.61)%	(B)
Net Investment Loss Before Waivers and
Related Reimbursements	(0.03)%	(B)	(0.70)%		(1.17)%		(2.17)%	(2.43)%	(B)
Supplementary Data:
Portfolio Turnover Rate	58%	(A)	284%	(C)	226%		207%	107%	(A)
Net Assets at End of Period (in thousands)	$32,207		$26,841		$10,585		$3,998	$4,900

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.45% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]

The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.12%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.56%. See Note 9.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund — Institutional Class

	For the
	Six Months						For the
	Ended						Period
	April 30,		For the Years Ended October 31,				Ended
	2011						October 31,
	(unaudited)		2010		2009		2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.04		$8.59		$7.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.02		0.04		0.03		0.01
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	2.68		1.75		0.93		(2.39)
Net Increase from Payments by Affiliates	—		—		0.01		—

Total from Investment Operations	2.70		1.79		0.97		(2.38)

Distributions to Shareholders:
From Net Investment Income	(0.05)		(0.06)		—		—
From Net Realized Gains	—		(0.28)		—		—

Total Distributions	(0.05)		(0.34)		—		—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	—		—

Net Increase (Decrease) in Net Asset Value	2.65		1.45		0.97		(2.38)

Net Asset Value – End of Period	$12.69		$10.04		$8.59		$7.62

Total Investment Return[6]	26.92%	(A)	21.35%		12.73%	[7]	(23.80)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,8]	1.20%	(B)	1.19%		1.20%		1.20%	(B)
Expenses Before Waivers and Related Reimbursements[8]	1.35%	(B)	2.94%		16.22%		4.56%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.37%	(B)	0.41%		0.44%		0.23%	(B)
Net Investment Income (Loss) Before Waivers and Related Reimbursements	0.22%	(B)	(1.34)%		(14.58)%		(3.13)%	(B)
Supplementary Data:
Portfolio Turnover Rate	58%	(A)	284%	(C)	226%		207%
Net Assets at End of Period (in thousands)	$15,069		$8,655		$86		$76

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]
The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.13%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.60%. See Note 9.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2011
	(unaudited)		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$47.57		$37.56		$37.40	$57.97	$49.36	$40.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	(1.90)		(0.64)		(0.42)	(0.44)	0.08	(0.43)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	7.41		10.65		5.76	(19.51)	8.63	10.20

Total from Investment Operations	5.51		10.01		5.34	(19.95)	8.71	9.77

Distributions to Shareholders:
From Net Investment Income	—		—		—	(0.12)	—	—
From Net Realized Gain	(1.72)		—		(5.19)	(0.51)	(0.12)	(0.77)

Total Distributions	(1.72)		—		(5.19)	(0.63)	(0.12)	(0.77)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.01	0.01	0.02	0.00 [5]

Net Increase (Decrease) in Net Asset Value	3.79		10.01		0.16	(20.57)	8.61	9.00

Net Asset Value – End of Period	$51.36		$47.57		$37.56	$37.40	$57.97	$49.36

Total Investment Return[6]	11.75%	(A)	26.65%		17.74%	(34.73)%	17.72%	24.53%
Ratios to Average Net Assets:
Expenses After Waivers[2,7]	1.44%	(B)	1.51%		1.43%	1.42%	1.40%	1.38%
Expenses Before Waivers[7]	1.44%	(B)	1.51%		1.43%	1.42%	1.40%	1.40%
Net Investment Income (Loss) After Waivers[2]	(0.86)%	(B)	(1.31)%		(1.16)%	(0.67)%	0.14%	(0.94)%
Net Investment Income (Loss) Before Waivers	(0.86)%	(B)	(1.31)%		(1.16)%	(0.67)%	0.14%	(0.96)%
Supplementary Data:
Portfolio Turnover Rate	5%	(A)	5%		5%	17%	5%	3%
Net Assets at End of Period (in thousands)	$728,661		$670,840		$759,774	$717,780	$1,556,339	$929,590

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — Institutional Class

	For the				For the
	Six Months Ended		For the Years Ended October 31,		Period Ended
	April 30, 2011				October 31,
	(unaudited)		2010*	2009*	2008*^

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$47.64		$37.84	$130.93	$180.00

Income (Loss) from Investment Operations:
Net Investment Loss[1]	(1.90)		(0.41)	(0.25)	(0.20)
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	7.50		10.58	0.59	(49.05)

Total from Investment Operations	5.60		10.17	0.34	(49.25)

Distributions to Shareholders:
From Net Investment Income	—		(0.37)	—	—
From Net Realized Gain	(1.72)		—	(93.45)	—

Paid-in Capital from Redemption Fees[3]	0.00	[4]	0.00 [4]	0.02	0.18

Net Increase (Decrease) in Net Asset Value	3.88		9.80	(93.09)	(49.07)

Net Asset Value – End of Period	$51.52		$47.64	$37.84	$130.93

Total Investment Return[5]	11.78%	(A)	27.32%	18.15%	(27.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers[6]	1.13%	(B)	1.26%	1.15%	1.05%	(B)
Expenses Before Waivers[6]	1.13%	(B)	1.26%	1.15%	1.05%	(B)
Net Investment Loss After Waivers	(0.57)%	(B)	(1.06)%	(0.88)%	(0.70)%	(B)
Net Investment Loss Before Waivers	(0.57)%	(B)	(1.06)%	(0.88)%	(0.70)%	(B)
Supplementary Data:
Portfolio Turnover Rate	5%	(A)	5%	5%	17%	(A)
Net Assets at End of Period (in thousands)	$50,568		$36,811	$34,225	$16,831

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
^	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2011
	(unaudited)		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.88		$12.61		$11.14	$18.71	$21.67	$21.84

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	(0.02)		(0.08)		0.00 [5]	0.14	0.14	0.13
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.23		0.35		1.58	(3.86)	(0.97)	2.72

Total from Investment Operations	1.21		0.27		1.58	(3.72)	(0.83)	2.85

Distributions to Shareholders:
From Net Investment Income	—		—		(0.10)	(0.18)	(0.11)	(0.16)
Distribution in Excess of Net Investment Income	—		—		(0.02)	—	—	—
From Net Realized Gain	—		—		—	(3.68)	(2.02)	(2.86)

Total Distributions	—		—		(0.12)	(3.86)	(2.13)	(3.02)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]	0.01	0.01	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	1.21		0.27		1.47	(7.57)	(2.96)	(0.17)

Net Asset Value – End of Period	$14.09		$12.88		$12.61	$11.14	$18.71	$21.67

Total Investment Return[6]	9.39%	(A)	2.14%		14.52%	(23.76)%	(4.59)%	14.21%
Ratios to Average Net Assets:
Expenses After Waivers[2,7]	1.56%	(B)	1.78%		1.81%	1.88%	1.89%	1.83%
Expenses Before Waivers[7]	1.56%	(B)	1.78%		1.81%	2.01%	1.92%	1.84%
Net Investment Income (Loss) After Waivers[2]	(0.32)%	(B)	(0.73)%		(0.08)%	1.63%	0.59%	0.68%
Net Investment Income (Loss) Before Waivers	(0.32)%	(B)	(0.73)%		(0.08)%	1.50%	0.56%	0.67%
Supplementary Data:
Portfolio Turnover Rate	35%	(A)	150%		220%	509%	95%	54%
Net Assets at End of Period (in thousands)	$70,061		$48,717		$37,195	$24,272	$15,951	$26,313

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2011
	(unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$18.11		$15.91	$15.22	$23.18	$32.70	$32.96

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.04		0.08	0.06	0.24	0.29	0.14
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	2.46		2.17	0.81	(1.69)	(5.31)	3.44

Total from Investment Operations	2.50		2.25	0.87	(1.45)	(5.02)	3.58

Distributions to Shareholders:
From Net Investment Income	(0.06)		(0.07)	(0.19)	(0.28)	(0.15)	(0.14)
From Net Realized Gain	(0.13)		—	—	(6.24)	(4.35)	(3.70)

Total Distributions	(0.19)		(0.07)	(0.19)	(6.52)	(4.50)	(3.84)

Paid-in Capital from Redemption Fees[3]	0.01		0.02	0.01	0.01	0.00 [4]	0.00 [4]

Net Increase (Decrease) in Net Asset Value	2.32		2.20	0.69	(7.96)	(9.52)	(0.26)

Net Asset Value – End of Period	$20.43		$18.11	$15.91	$15.22	$23.18	$32.70

Total Investment Return[5]	13.90%	(A)	14.27%	5.89%	(6.76)%	(18.02)%	11.81%
Ratios to Average Net Assets:
Expenses After Waivers[6]	1.49%	(B)	1.51%	1.51%	1.49%	1.51%	1.46%
Expenses Before Waivers[6]	1.49%	(B)	1.51%	1.51%	1.49%	1.51%	1.46%
Net Investment Income After Waivers	0.55%	(B)	0.35%	0.50%	1.48%	0.93%	0.45%
Net Investment Income Before Waivers	0.55%	(B)	0.35%	0.50%	1.48%	0.93%	0.45%
Supplementary Data:
Portfolio Turnover Rate	23%	(A)	89%	118%	147%	13%	8%
Net Assets at End of Period (in thousands)	$268,260		$216,747	$187,561	$181,803	$144,214	$346,155

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — Institutional Class

	For the				For the
	Six Months Ended		For the Years Ended October 31,		Period Ended
	April 30, 2011				October 31,
	(unaudited)		2010	2009	2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.70		$10.34	$9.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.11		0.09	0.19	0.02
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.51		1.40	0.40	(0.06)

Total from Investment Operations	1.62		1.49	0.59	(0.04)

Distributions to Shareholders:
From Net Investment Income	(0.12)		(0.13)	(0.21)	—
From Net Realized Gain	(0.13)		—	—	—

Total Distributions	(0.25)		(0.13)	(0.21)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	—	—

Net Increase (Decrease) in Net Asset Value	1.37		1.36	0.38	(0.04)

Net Asset Value – End of Period	$13.07		$11.70	$10.34	$9.96

Total Investment Return[6]	13.97%	(A)	14.52%	6.14%	(0.40)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.25%	(B)	1.23%	1.56%	1.31%	(B)
Expenses Before Waivers and Related Reimbursements[7]	1.25%	(B)	1.23%	1.56%	1.31%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.76%	(B)	0.61%	0.04%	1.49%	(B)
Net Investment Income Before Waivers and Related Reimbursements	0.76%	(B)	0.61%	0.04%	1.49%	(B)
Supplementary Data:
Portfolio Turnover Rate	23%	(A)	89%	118%	147%	(A)
Net Assets at End of Period (in thousands)	$34,415		$25,011	$10,638	$3,952

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquiured fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2011
	(unaudited)		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.00		$9.05		$6.96	$13.34	$11.97	$10.82

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.09)		(0.14)		(0.08)	(0.12)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.48		2.08		2.16	(5.03)	1.81	1.77

Total from Investment Operations	1.39		1.94		2.08	(5.15)	1.76	1.73

Distributions to Shareholders:
From Net Realized Gain	—		—		—	(1.23)	(0.39)	(0.58)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.01		0.01	0.00 [5]	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	1.39		1.95		2.09	(6.38)	1.37	1.15

Net Asset Value – End of Period	$12.39		$11.00		$9.05	$6.96	$13.34	$11.97

Total Investment Return[6]	12.64%	(A)	21.55%		30.03%	(42.30)%	15.18%	16.40%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.95%	(B)	1.95%		1.95%	1.84%	1.70%	1.87%
Expenses Before Waivers and Related Reimbursements[7]	2.72%	(B)	2.50%		3.00%	1.92%	1.70%	1.92%
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.49)%	(B)	(1.10)%		(1.05)%	(0.60)%	(0.41)%	(0.60)%
Net Investment Loss Before Waivers and Related Reimbursements	(2.27)%	(B)	(1.64)%		(2.10)%	(0.68)%	(0.41)%	(0.65)%
Supplementary Data:
Portfolio Turnover Rate	44%	(A)	353%	(C)	211%	175%	229%	108%
Net Assets at End of Period (in thousands)	$8,116		$8,207		$8,388	$7,689	$40,935	$39,407

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund — Institutional Class

	For the
	Six Months
	Ended		For the
	April 30, 2011		Period Ended
	(unaudited)		October 31, 2010*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.00		$10.46

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.09)		(0.07)
Net Realized and Unrealized Gain on Investments[1,3]	1.51		0.61

Total from Investment Operations	1.42		0.54

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00	[5]

Net Increase in Net Asset Value	1.42		0.54

Net Asset Value – End of Period	$12.42		$11.00

Total Investment Return[6]	12.91%	(A)	5.16%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2,7]	1.70%	(B)	1.70%	(B)
Expenses Before Waivers and Related Reimbursements[7]	3.19%	(B)	2.34%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.16)%	(B)	(0.77)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(2.65)%	(B)	(1.41)%	(B)
Supplementary Data:
Portfolio Turnover Rate	44%	(A)	353%	(C)
Net Assets at End of Period (in thousands)	$1,435		$4,611

*	Represents the period from inception of share class (March 12, 2010) through October 31, 2010.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses)

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized
(C)	Excludes merger activity

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund — Investor Class

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2011
	(unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$17.83		$15.13	$15.26	$23.14	$19.48	$17.25

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.24		0.58	0.49	0.47	0.47	0.50
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	2.74		2.72	0.60	(6.13)	3.67	2.34

Total from Investment Operations	2.98		3.30	1.09	(5.66)	4.14	2.84

Distributions to Shareholders:
From Net Investment Income	(0.24)		(0.58)	(0.49)	(0.47)	(0.48)	(0.61)
From Net Realized Gain	(0.20)		(0.02)	(0.74)	(1.75)	—	—

Total Distributions	(0.44)		(0.60)	(1.23)	(2.22)	(0.48)	(0.61)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.01	0.00 [5]	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	2.54		2.70	(0.13)	(7.88)	3.66	2.23

Net Asset Value – End of Period	$20.37		$17.83	$15.13	$15.26	$23.14	$19.48

Total Investment Return[6]	17.04%	(A)	22.25%	8.18%	(26.81)%	21.51%	16.84%
Ratios to Average Net Assets:
Expenses After Waivers[2,7]	0.74%	(B)	0.76%	0.76%	0.70%	0.75%	0.80%
Expenses Before Waivers[7]	0.74%	(B)	0.77%	0.76%	0.70%	0.75%	0.80%
Net Investment Income After Waivers[2]	2.64%	(B)	3.51%	3.51%	2.39%	2.21%	2.69%
Net Investment Income Before Waivers	2.64%	(B)	3.50%	3.51%	2.39%	2.21%	2.69%
Supplementary Data:
Portfolio Turnover Rate	10%	(A)	16%	26%	27%	22%	16%
Net Assets at End of Period (in thousands)	$313,080		$244,041	$193,679	$198,569	$285,951	$270,031

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Balanced Fund — Investor Class

	For the		For the
	Six Months		Period
	Ended		April 1,
	April 30,		2010 to		For the Years Ended March 31,
	2011		October 31,
	(unaudited)		2010[4]		2010		2009	2008		2007		2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.93		$11.52		$8.92		$12.27	$14.48		$13.48		$12.58

Income (Loss) from Investment Operations:
Net Investment Income	0.15	[2,3]	0.17	[3,5]	0.29	[5]	0.32[5]	0.39	[5]	0.36	[5]	0.37	[5]
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.08	[2]	0.40	[5]	2.61	[5]	(3.23) [5]	0.34	[5]	1.13	[5]	0.89	[5]

Total from Investment Operations	1.23		0.57		2.90		(2.91)	0.73		1.49		1.26

Distributions to Shareholders:
From Net Investment Income	(0.15)		(0.16)		(0.30)		(0.25)	(0.37)		(0.33)		(0.36)
From Net Realized Gain	—		—		—		(0.17)	(2.57)		(0.16)		—
Return of Capital	—		—		—		(0.03)	—		—		—

Total Distributions	(0.15)		(0.16)		(0.30)		(0.45)	(2.94)		(0.49)		(0.36)

Paid-in Capital from Redemption Fees[5]	0.00	[6]	0.00	[6]	0.00	[6]	0.01	—		—		—

Net Increase (Decrease) in Net Asset Value	1.08		0.41		2.60		(3.35)	(2.21)		1.00		0.90

Net Asset Value – End of Period	$13.01		$11.93		$11.52		$8.92	$12.27		$14.48		$13.48

Total Investment Return[7]	10.36%	(A)	5.04%	(A)	32.76%		(24.28)%	4.45%		11.19%		10.18%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[8]	1.24%	3,(B)	1.24%	3,(B)	1.25%		1.32%	1.33%		1.33%		1.33%
Expenses Before Waivers and Related
Reimbursements[8]	1.71%	3,(B)	1.60%	3,(B)	1.69%		1.84%	1.66%		1.51%		1.69%
Net Investment Income After Waivers and
Related Reimbursements	2.49%	(B)	2.56%	(B)	2.70%		3.03%	2.75%		2.52%		2.82%
Net Investment Income Before Waivers and
Related Reimbursements	2.02%	(B)	2.21%	(B)	2.26%		2.50%	2.42%		2.34%		2.46%
Supplementary Data:
Portfolio Turnover Rate	14%	(A)	27%	(A)	26%		32%	110%		28%		18%
Net Assets at End of Period (in thousands)	$43,507		$41,499		$46,809		$18,858	$21,700		$24,260		$13,413

[1]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[2]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which based on the actual shares outstanding on the dates of distributions.

[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.08% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees. Also reflects fees voluntarily waived by FBR Fund Advisers, Inc. to an expense limitation of 0.99% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Calculated based on average shares outstanding.
[6]	Less than $0.01
[7]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Balanced Fund — Institutional Class

	For the		For the
	Six Months		Period
	Ended		April 1,
	April 30,		2010 to		For the Years Ended March 31,
	2011		October 31,
	(unaudited)		2010[4]		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.38		$10.99		$8.52		$11.75	$13.98	$13.04	$12.19

Income (Loss) from Investment Operations:
Net Investment Income	0.16	[2,3]	0.18	[3,5]	0.30	[5]	0.33 [5]	0.42 [5]	0.38 [5]	0.39	[5]
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.02	[2]	0.38	[5]	2.50	[5]	(3.10) [5]	0.33 [5]	1.10 [5]	0.86	[5]

Total from Investment Operations	1.18		0.56		2.80		(2.77)	0.75	1.48	1.25

Distributions to Shareholders:
From Net Investment Income	(0.16)		(0.17)		(0.33)		(0.26)	(0.41)	(0.38)	(0.40)
From Net Realized Gain	—		—		—		(0.17)	(2.57)	(0.16)	—
Return of Capital	—		—		—		(0.04)	—	—	—

Total Distributions	(0.16)		(0.17)		(0.33)		(0.47)	(2.98)	(0.54)	(0.40)

Paid-in Capital from Redemption Fees[5]	0.00	[6]	0.00	[6]	0.00	[6]	0.01	—	—	—

Net Increase (Decrease) in Net Asset Value	1.02		0.39		2.47		(3.23)	(2.23)	0.94	0.85

Net Asset Value – End of Period	$12.40		$11.38		$10.99		$8.52	$11.75	$13.98	$13.04

Total Investment Return[7]	10.47%	(A)	5.19%	(A)	33.10%		(24.13)%	4.75%	11.47%	10.42%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[8]	0.99%	3,(B)	0.99%	3,(B)	0.99%		1.07%	1.08%	1.08%	1.08%
Expenses Before Waivers and Related
Reimbursements[8]	1.17%	3,(B)	1.20%	3,(B)	1.43%		1.58%	1.41%	1.25%	1.45%
Net Investment Income After Waivers and
Related Reimbursements	2.73%	(B)	2.82%	(B)	3.01%		3.24%	3.00%	2.76%	3.06%
Net Investment Income Before Waivers and
Related Reimbursements	2.55%	(B)	2.60%	(B)	2.57%		2.73%	2.67%	2.59%	2.69%
Supplementary Data:
Portfolio Turnover Rate	14%	(A)	27%	(A)	26%		32%	110%	28%	18%
Net Assets at End of Period (in thousands)	$47,966		$42,169		$39,403		$31,127	$41,206	$47,390	$51,757

[1]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[2]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which based on the actual shares outstanding on the dates of distributions.

[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.08% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees. Also reflects fees voluntarily waived by FBR Fund Advisers, Inc. to an expense limitation of 0.99% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Calculated based on average shares outstanding.
[6]	Less than $0.01
[7]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Core Bond Fund — Investor Class

	For the		For the
	Six Months		Period
	Ended		April 1,
	April 30,		2010 to		For the Years Ended March 31,
	2011		October 31,
	(unaudited)		2010[4]		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.82		$9.39		$8.75	$9.16	$9.71	$9.77	$9.76

Income (Loss) from Investment Operations:
Net Investment Income	0.17	[2,3]	0.23	[3,5]	0.38 [5]	0.35 [5]	0.42 [5]	0.50 [5]	0.43 [5]
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(0.16)[2]		0.42	[5]	0.69 [5]	(0.44)[5]	— [5]	0.05 [5]	0.16 [5]

Total from Investment Operations	0.01		0.65		1.07	(0.09)	0.42	0.55	0.59

Distributions to Shareholders:
From Net Investment Income	(0.17)		(0.22)		(0.38)	(0.32)	(0.39)	(0.51)	(0.48)
From Net Realized Gain	(0.15)		—		(0.05)	—	(0.58)	(0.10)	(0.10)

Total Distributions	(0.32)		(0.22)		(0.43)	(0.32)	(0.97)	(0.61)	(0.58)

Paid-in Capital from Redemption Fees[5]	0.00	[6]	0.00	[6]	0.00 [6]	0.00 [6]	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.31)		0.43		0.64	(0.41)	(0.55)	(0.06)	0.01

Net Asset Value – End of Period	$9.51		$9.82		$9.39	$8.75	$9.16	$9.71	$9.77

Total Investment Return[7]	0.15%	(A)	6.98%	(A)	12.33%	(0.93)%	4.48%	5.87%	6.22%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[8]	1.30%	3,(B)	1.30%	3,(B)	1.31%	1.33%	1.33%	1.33%	1.33%
Expenses Before Waivers and Related
Reimbursements[8]	2.70%	3,(B)	2.10%	3,(B)	1.93%	2.14%	2.19%	1.97%	2.09%
Net Investment Income After Waivers and
Related Reimbursements	3.77%	(B)	4.17%	(B)	4.11%	4.02%	4.40%	5.18%	4.41%
Net Investment Income Before Waivers and
Related Reimbursements	2.37%	(B)	3.37%	(B)	3.49%	3.21%	3.53%	4.54%	3.65%
Supplementary Data:
Portfolio Turnover Rate	27%	(A)	46%	(A)	28%	39%	102%	10%	28%
Net Assets at End of Period (in thousands)	$3,918		$4,445		$4,615	$2,055	$2,030	$4,011	$7,563

[1]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[2]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which based on the actual shares outstanding on the dates of distributions.

[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.05% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Calculated based on average shares outstanding.
[6]	Less than $0.01
[7]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Core Bond Fund — Institutional Class

	For the		For the
	Six Months		Period
	Ended		April 1,
	April 30,		2010 to		For the Years Ended March 31,
	2011		October 31,
	(unaudited)		2010[4]		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.05		$8.67		$8.11		$8.52	$9.10	$9.15	$9.13

Income (Loss) from Investment Operations:
Net Investment Income	0.18	[2,3]	0.23	[3,5]	0.37	[5]	0.35 [5]	0.39 [5]	0.49 [5]	0.45 [5]
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(0.16)[2]		0.38	[5]	0.64	[5]	(0.42)[5]	0.03 [5]	0.05 [5]	0.12 [5]

Total from Investment Operations	0.02		0.61		1.01		(0.07)	0.42	0.54	0.57

Distributions to Shareholders:
From Net Investment Income	(0.18)		(0.23)		(0.40)		(0.34)	(0.42)	(0.49)	(0.45)
From Net Realized Gain	(0.15)		—		(0.05)		—	(0.58)	(0.10)	(0.10)

Total Distributions	(0.33)		(0.23)		(0.45)		(0.34)	(1.00)	(0.59)	(0.55)

Paid-in Capital from Redemption Fees[5]	0.00	[6]	0.00	[6]	0.00	[6]	0.00 [6]	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.31)		0.38		0.56		(0.41)	(0.58)	(0.05)	0.02

Net Asset Value – End of Period	$8.74		$9.05		$8.67		$8.11	$8.52	$9.10	$9.15

Total Investment Return[7]	0.29%	(A)	7.15%	(A)	12.62%		(0.74)%	4.78%	6.11%	6.47%
Ratios to Average Net Assets:
Expenses After Waivers and Related
Reimbursements[8]	1.05%	3,(B)	1.05%	3,(B)	1.06%		1.08%	1.08%	1.08%	1.08%
Expenses Before Waivers and Related
Reimbursements[8]	1.58%	3,(B)	1.47%	3,(B)	1.69%		1.89%	1.94%	1.72%	1.79%
Net Investment Income After Waivers and
Related Reimbursements	4.02%	(B)	4.41%	(B)	4.37%		4.27%	4.46%	5.44%	4.95%
Net Investment Income Before Waivers and
Related Reimbursements	3.49%	(B)	4.00%	(B)	3.74%		3.46%	3.60%	4.80%	4.24%
Supplementary Data:
Portfolio Turnover Rate	27%	(A)	46%	(A)	28%		39%	102%	10%	28%
Net Assets at End of Period (in thousands)	$23,340		$24,248		$23,885		$22,053	$21,953	$13,234	$12,663

[1]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[2]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which based on the actual shares outstanding on the dates of distributions.

[3]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.05% (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, 12b-1 fees and extraordinary expenses) and the recoupment of certain previously waived fees.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Calculated based on average shares outstanding.
[6]	Less than $0.01
[7]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[8]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2010 through April 30, 2011).

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2011” to estimate the expenses you paid on your account during this period.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	April 30, 2011	November 1, 2010	April 30, 2011	April 30, 2011*

Large Cap Fund
Investor Class	1.25%	$1,000.00	$1,149.40	$6.66
Institutional Class	1.00	1,000.00	1,151.10	5.33
Mid Cap Fund
Investor Class	1.35	1,000.00	1,175.40	7.28
Institutional Class	1.10	1,000.00	1,176.20	5.94
Small Cap Fund
Investor Class	1.45	1,000.00	1,265.80	8.15
Institutional Class	1.20	1,000.00	1,269.20	6.75
Focus Fund
Investor Class	1.44	1,000.00	1,117.50	7.56
Institutional Class	1.13	1,000.00	1,117.80	5.93
Large Cap Financial Fund
Investor Class	1.56	1,000.00	1,093.90	8.10
Small Cap Financial Fund
Investor Class	1.49	1,000.00	1,139.00	7.90
Institutional Class	1.25	1,000.00	1,139.70	6.63
Technology Fund
Investor Class	1.95	1,000.00	1,126.40	10.28
Institutional Class	1.70	1,000.00	1,129.10	8.97
Gas Utility Index Fund
Investor Class	0.74	1,000.00	1,170.40	3.98
Balanced Fund
Investor Class	1.24	1,000.00	1,103.60	6.47
Institutional Class	0.99	1,000.00	1,104.70	5.17
Core Bond Fund
Investor Class	1.30	1,000.00	1,001.50	6.45
Institutional Class	1.05	1,000.00	1,002.90	5.21

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	April 30, 2011	November 1, 2010	April 30, 2011	April 30, 2011*

Large Cap Fund
Investor Class	1.25%	$1,000.00	$1,018.61	$6.26
Institutional Class	1.00	1,000.00	1,019.85	5.01
Mid Cap Fund
Investor Class	1.35	1,000.00	1,018.10	6.76
Institutional Class	1.10	1,000.00	1,019.34	5.51
Small Cap Fund
Investor Class	1.45	1,000.00	1,017.55	7.25
Institutional Class	1.20	1,000.00	1,018.84	6.01
Focus Fund
Investor Class	1.44	1,000.00	1,017.66	7.20
Institutional Class	1.13	1,000.00	1,019.20	5.66
Large Cap Financial Fund
Investor Class	1.56	1,000.00	1,017.06	7.80
Small Cap Financial Fund
Investor Class	1.49	1,000.00	1,017.42	7.45
Institutional Class	1.25	1,000.00	1,018.61	6.26
Technology Fund
Investor Class	1.95	1,000.00	1,015.13	9.74
Institutional Class	1.70	1,000.00	1,016.37	8.50
Gas Utility Index Fund
Investor Class	0.74	1,000.00	1,021.13	3.71
Balanced Fund
Investor Class	1.24	1,000.00	1,018.65	6.21
Institutional Class	0.99	1,000.00	1,019.89	4.96
Core Bond Fund
Investor Class	1.30	1,000.00	1,018.36	6.51
Institutional Class	1.05	1,000.00	1,019.60	5.26

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements (unaudited)

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a statutory trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of the following ten series: FBR Large Cap Fund (“Large Cap Fund”), FBR Mid Cap Fund (“Mid Cap Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Focus Fund (“Focus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Technology Fund (“Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”), FBR Balanced Fund (“Balanced Fund”) and FBR Core Bond Fund (“Core Bond Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. The Institutional Class (formerly, I Class) shares are intended for institutional investors. In all Funds, except the Balanced Fund and Core Bond Fund, the initial class of shares is now referred to as Investor Class. The Institutional Class and Investor Class shares are currently offered.

The Large Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies. The investment objective of the Fund is capital appreciation.

The Mid Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of mid capitalization (“mid-cap”) companies. The investment objective of the Fund is capital appreciation.

The Small Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Focus Fund, a non-diversified fund, invests, under normal circumstances, primarily in securities of companies traded in domestic markets. The investment objective of the Fund is capital appreciation.

The Large Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

companies that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Technology Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a non-diversified fund, invests, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Balanced Fund, a diversified fund, invests in a blend of domestic common stocks, preferred stocks, convertible securities and core, high quality domestic corporate, agency and government bonds. The investment objective of the Fund is long-term capital growth and current income.

The Core Bond Fund, a diversified fund, invests, under normal circumstances, at least 80% of its net assets in fixed income securities, which include domestic investment grade corporate, agency and governmental bonds. The investment objective of the Fund is current income with capital growth as a secondary objective.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as

117

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The Funds have adopted FASB 820 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk curves, default rates and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

118

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

		Level 2	Level 3
	Level 1	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Large Cap Fund
Common Stocks*	$47,403,878	$—	$—	$47,403,878
Short-Term Investment	3,118,067	—	—	3,118,067

Total	50,521,945	—	—	50,521,945

Mid Cap Fund
Common Stocks*	22,375,805	—	—	22,375,805
Short-Term Investment	1,882,435	—	—	1,882,435

Total	24,258,240	—	—	24,258,240

Small Cap Fund
Common Stocks*	45,960,276	—	—	45,960,276
Rights	—	—	5,225	5,225
Short-Term Investment	745,724	—	—	745,724

Total	46,706,000	—	5,225	46,711,225

Focus Fund
Common Stocks*	757,224,298	—	—	757,224,298
Short-Term Investment	25,071,741	—	—	25,071,741

Total	782,296,039	—	—	782,296,039

Large Cap Financial Fund
Common Stocks*	67,720,160	—	—	67,720,160
Short-Term Investment	2,885,969	—	—	2,885,969

Total	70,606,129	—	—	70,606,129

Small Cap Financial Fund
Common Stocks*	286,448,028	—	—	286,448,028
Short-Term Investment	16,827,660	—	—	16,827,660

Total	303,275,688	—	—	303,275,688

Technology Fund
Common Stocks*	8,619,682	—	—	8,619,682
Investment Companies	557,375	—	—	557,375
Short-Term Investment	362,883	—	—	362,883

Total	9,539,940	—	—	9,539,940

Gas Utility Index Fund
Common Stocks*	306,085,258	—	—	306,085,258
Short-Term Investment	8,552,284	—	—	8,552,284

Total	314,637,542	—	—	314,637,542

119

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

		Level 2	Level 3
	Level 1	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Balanced Fund
Common Stocks*	$59,898,067	$—	$—	$59,898,067
Corporate Bonds	—	17,462,387	—	17,462,387
Investment Companies	1,808,623	—	—	1,808,623
Preferred Stocks	27,744	—	—	27,744
Short-Term Investment	1,311,860	—	—	1,311,860
U.S. Government Agency Obligations	—	2,659,986	—	2,659,986
U.S. Treasury Obligations	—	7,954,421	—	7,954,421

Total	63,046,294	28,076,794	—	91,123,088

Core Bond Fund
Common Stocks*	890,955	—	—	890,955
Convertible Preferred Stocks	—	417,187	—	417,187
Corporate Bonds	—	14,830,453	—	14,830,453
Investment Companies	1,688,800	—	—	1,688,800
Preferred Stocks	21,216	—	—	21,216
Short-Term Investment	239,734	—	—	239,734
U.S. Government Agency Obligations	—	2,637,273	—	2,637,273
U.S. Treasury Obligations	—	6,345,206	—	6,345,206

Total	2,840,705	24,230,119	—	27,070,824

*	Please refer to portfolio of investment for industry classifications of common stocks.

The following table reconciles the valuation of the Small Cap Fund’s Level 3 investment securities and related transactions during the six months ended April 30, 2011:

Beginning value at 11/1/10	$—
Net purchases	—
Net realized loss	—
Net unrealized appreciation	5,225
Net transfers into Level 3	—

Ending value at 4/30/11	5,225

Market value at 4/30/11	5,225

Net unrealized appreciation during the period on Level 3 securities held at 4/30/11	$5,225

New Accounting Pronouncements — In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate

120

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. There were no significant transfers into and out of Level 1 and Level 2 during the current period. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Dividends and Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund, Balanced and Core Bond Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund and Balanced Fund declare and pay any such dividends quarterly. The Core Bond Fund declares and pays net investment income, if any, monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

121

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements — The Funds have agreed to purchase securities from financial Institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

3. Risk Factors

Equity Investments — Because each of the Funds invests in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by a Fund, can affect the Fund’s performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry and the value of the issuer’s assets.

IPO Investments — IPO shares are subject to market risk and liquidity risk. The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer. The purchase of IPO shares may involve high transaction costs. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

Temporary Defensive Position — Each of the Funds may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of a Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Industry Concentration — Because of their narrow focus, the Large Cap Financial Fund and the Small Cap Financial Fund (“Financial Funds”), the Technology Fund and the Gas Utility Index Fund are tied closely to and affected by the financial services, technology, and natural gas distribution and transmission industries, respectively. The value of the

122

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Funds may be subject to greater volatility than funds with portfolios that are less concentrated.

Investments in Derivatives — Each Fund, except the Gas Utility Index Fund, Balanced Fund and Core Bond Fund, may engage in derivative instruments such as options, futures and forward foreign currency exchange contracts. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. A Fund may use derivatives for either hedging or non-hedging purposes, or for both purposes, including for purposes of enhancing return. Investing for non-hedging purposes may be considered speculative and involve additional risks.

Foreign Investments — Investing in foreign securities presents unique investment risks. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. The Fund may invest in both sponsored and unsponsored ADRs which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Debt Investments — The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Investments — The Funds may invest a small portion of their assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

Mortgage-Backed and Asset-Backed Securities Investments — The Funds may invest in mortgage and asset-backed securities that are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Funds may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and income distribution.

123

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

4. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Large Cap Fund, Mid Cap Fund, Small Cap Fund, Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund, and Technology Fund, at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund, and at an annual rate of 0.80% of the average daily net assets of the Balanced Fund and Core Bond Fund.

Fund Advisers has contractually agreed to limit each class of shares of each Fund’s total operating expenses and to maintain these limitations with regard to each class of shares of each Fund through February 28, 2014. The following are the limits for the Funds, based on average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses, and for the Balanced Fund and Core Bond Fund, also excluding 12b-1 fees):

	Investor Class	Institutional Class

Large Cap Fund	1.25%	1.00%
Mid Cap Fund	1.35%	1.10%
Small Cap Fund	1.45%	1.20%
Focus Fund	1.95%	1.70%
Large Cap Financial Fund	1.95%	NA
Small Cap Financial Fund	1.95%	1.70%
Technology Fund	1.95%	1.70%
Gas Utility Index Fund	0.85%	NA
Balanced Fund	1.08%	1.08%
Core Bond Fund	1.05%	1.05%

In addition, with respect to the Balanced Fund, Fund Advisers has also agreed to voluntarily limit fees and/or pay expenses in amounts necessary in order to limit the total annual operating expenses of the Balanced Fund, after any such fee waivers and/or expense reimbursements, to 0.99% (excluding 12b-1 fees, brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), for the period until March 12, 2012. Thereafter, Fund Advisers may either renew or terminate these voluntary arrangements at any time. The fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

Effective May 30, 2008, Fund Advisers may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

124

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

As of April 30, 2011, the Funds had the following amounts (and year of expiration) subject to repayment to Fund Advisers:

	Year Fees		Repayment
	Waived		Expires	Balance

Large Cap Fund – Investor Class	2008		2011	$42,645
	2009		2012	112,398
	2010		2013	113,013
	2011		2014	47,719
Large Cap Fund – Institutional Class	2008		2011	1,153
	2009		2012	11,563
	2010		2013	90,332
	2011		2014	50,975
Mid Cap Fund – Investor Class	2008		2011	37,881
	2009		2012	99,322
	2010		2013	88,626
	2011		2014	33,710
Mid Cap Fund – Institutional Class	2008		2011	1,295
	2009		2012	11,525
	2010		2013	64,899
	2011		2014	26,819
Small Cap Fund – Investor Class	2008		2011	36,709
	2009		2012	92,582
	2010		2013	120,555
	2011		2014	26,968
Small Cap Fund – Institutional Class	2008		2011	1,298
	2009		2012	11,387
	2010		2013	26,712
	2011		2014	8,150
Technology Fund – Investor Class	2008		2011	7,400
	2009		2012	72,289
	2010		2013	53,589
	2011		2014	31,746
Technology Fund – Institutional Class	2010		2013	23,699
	2011		2014	13,980
Gas Utility Index Fund – Investor Class	2010		2013	16,893
Balanced Fund	2008		2011	285,218
	2009		2012	387,497
	2010	*	2013	356,740
	2010	**	2013	136,427
	2011		2014	135,474
Core Bond Fund	2008		2011	188,342
	2009		2012	210,127
	2010	*	2013	177,887
	2010	**	2013	80,808
	2011		2014	90,016

*

Fund Advisers earned a total of $36,325 and $11,904 and of that they waived $7,103 and $2,441 in the Balanced and Core Bond Funds, respectively for the period from March 13, 2010 through March 31, 2010.

**	For the seven months ended October 31, 2010.

125

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

During the six months ended April 30, 2011, the Large Cap Financial Fund – Investor Class and the Gas Utility Index Fund – Investor Class repaid Fund Advisers $104 and $78 for fees waived during the fiscal year ended October 31, 2009, respectively.

Fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

In connection with certain expense limitation arrangements between the Balanced Fund, Core Bond Fund and Fund Advisers, these Funds have agreed to pay Fund Advisers for certain amounts waived and/or reimbursed by AFBA pursuant to an expense limitation agreement, as assigned, provided that such repayment does not cause the total fund operating expenses for a Fund to exceed certain specified limits and the repayment is made within three years after the year in which AFBA incurred the expense.

Fund Advisers has entered into an investment sub-advisory agreement with Financial Counselors whereby it pays the sub-advisor 0.27% per annum of the assets it manages. Fund Advisers has also entered into an investment sub-advisory agreement with London Company whereby it pays the sub-advisor 0.33% per annum of the assets it manages.

The Funds are not responsible for paying the sub-advisory fee.

Administrator — JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Funds and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Funds’ registration statements. Pursuant to the Agreement, JPMorgan receives a monthly fee based on average daily net assets of the Trust.

Pursuant to the Administrative Services Agreement, Fund Advisers also provides administrative services to the Funds including oversight of service providers. For the period ended April 30, 2011, Fund Advisers received 0.04% of average daily net assets of the Trust. Prior to November 1, 2009, the Fund Advisers received 0.02% of average daily net assets of the Trust. Fund Advisers also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers and Trustees of the Funds if such persons are employees of Fund Advisers. For the six months ended April 30, 2011, JPMorgan earned $161,931 and Fund Advisers earned $373,110 in administration fees.

Plan of Distribution — The Trust, on behalf of the Investor Class shares of each Fund, except the Gas Utility Index Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

Brokerage Commissions — For the six months ended April 30, 2011, the Small Cap Financial Fund and the Large Cap Financial Fund paid $13,000 and $1,250, respectively,

126

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

in brokerage commissions from portfolio transactions to FBR Capital Markets & Co. (“FBR & Co.”), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the year.

Trustees’ Fees — Each Trustee of the Trust who is not an employee or affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is $1,000. The Chairman of the Board, an independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

5. Investment Transactions

For the six months ended April 30, 2011, purchases and sales of investment securities (excluding short-term securities) for each Fund were as follows:

	Purchases		Sales

		Investments		Investments
	U.S.	(non-U.S.	U.S.	(non-U.S.
	Government	Government	Government	Government
	securities	securities)	securities	securities)

Large Cap Fund	$—	$22,308,086	$—	$27,780,482
Mid Cap Fund	—	5,932,893	—	4,360,880
Small Cap Fund	—	25,015,970	—	23,828,977
Focus Fund	—	33,061,954	—	38,320,729
Large Cap Financial Fund	—	38,552,631	—	20,652,769
Small Cap Financial Fund	—	113,330,770	—	58,351,115
Technology Fund	—	4,357,934	—	7,619,266
Gas Utility Fund	—	50,846,762	—	25,538,599
Balanced Fund	5,463,593	6,562,045	3,290,169	8,323,964
Core Bond Fund	5,558,747	1,613,311	3,235,589	4,714,352

127

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

6. Capital Share Transactions

	FBR Large Cap Fund		FBR Mid Cap Fund		FBR Small Cap Fund

	For the	For the	For the	For the	For the	For the
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2011	2010	2011	2010	2011	2010

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$2,734,355	$7,328,586	$4,106,399	$2,685,688	$8,401,919	$3,925,758
Reinvestment of Distributions	49,420	90,346	16,440	26,279	97,256	345,920
Shares issued in connection with acquisition (Note 13)	—	1,621,780	—	3,045,738	—	14,556,430
Cost of Shares Redeemed	(3,746,291)	(12,614,455)	(2,420,178)	(6,568,277)	(10,266,383)	(5,996,292)
Redemption Fees	169	9,188	10,302	7,086	3,952	4,757

Investor Class Transactions	$(962,347)	$(3,564,555)	$1,712,963	$(803,486)	$(1,763,256)	$12,836,573

Institutional Class
Proceeds from Sale of Shares	$287,408	$475,689	$1,173,522	$266,105	$7,084,528	$514,320
Reinvestment of Distributions	38,467	677	6,088	451	14,633	3,451
Shares issued in connection with acquisition (Note 13)	—	30,273,086	—	11,321,429	—	7,405,298
Cost of Shares Redeemed	(4,028,008)	(1,283,059)	(338,946)	(519,721)	(3,182,450)	(319,530)
Redemption Fees	42	181	13	26	64	748

Institutional Class Transactions	$(3,702,091)	$29,466,574	$840,677	$11,068,290	$3,916,775	$7,604,287

Net Increase (Decrease) from
Capital Transactions	$(4,664,438)	$25,902,019	$2,553,640	$10,264,804	$2,153,519	$20,440,860

Share Transactions:
Investor Class
Sold	233,218	694,912	325,845	245,587	658,268	372,277
Issued in Reinvestment of Distributions	4,279	8,654	1,339	2,559	7,850	34,573
Shares issued in connection with acquisition (Note 13)	—	149,555	—	279,797	—	1,469,558
Redeemed	(316,626)	(1,232,179)	(191,888)	(640,740)	(784,420)	(585,767)

Change in Investor Class Shares	(79,129)	(379,058)	135,296	(112,797)	(118,302)	1,290,641

Institutional Class
Sold	28,141	52,657	106,132	28,378	595,609	53,841
Issued in Reinvestment of Distributions	3,851	75	572	51	1,313	382
Shares issued in connection with acquisition (Note 13)	—	3,226,962	—	1,201,247	—	831,252
Redeemed	(383,828)	(139,807)	(32,200)	(55,355)	(271,341)	(33,681)

Change in Institutional Class Shares	(351,836)	3,139,887	74,504	1,174,321	325,581	851,794

Net Increase (Decrease) from
Shares Transactions	(430,965)	2,760,829	209,800	1,061,524	207,279	2,142,435

128

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the	For the	For the	For the	For the	For the
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2011	2010	2011	2010	2011	2010

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$81,014,968	$75,470,810	$25,709,410	$35,422,624	$79,758,900	$165,188,776
Reinvestment of Distributions	23,237,609	—	—	—	2,253,869	703,797
Cost of Shares Redeemed	(99,774,918)	(329,622,691)	(8,236,226)	(22,600,491)	(58,422,908)	(148,830,452)
Redemption Fees	42,406	38,689	9,382	8,923	74,265	285,317

Investor Class Transactions	$4,520,065	$(254,113,192)	$17,482,566	$12,831,056	$23,664,126	$17,347,438

Institutional Class
Proceeds from Sale of Shares	$11,202,918	$11,535,684	$—	$—	$10,669,702	$17,573,779
Reinvestment of Distributions	1,290,549	280,878	—	—	503,727	117,589
Cost of Shares Redeemed	(2,506,088)	(16,248,644)	—	—	(4,604,530)	(3,593,187)
Redemption Fees	1,819	613	—	—	905	6,071

Institutional Class Transactions	$9,989,198	$(4,431,469)	$—	$—	$6,569,804	$14,104,252

R Class[1]
Proceeds from Sale of Shares	$—	$8,438	$—	$—	$—	$32,324
Reinvestment of Distributions	—	314	—	—	—	486
Cost of Shares Redeemed	—	(214,467)	—	—	—	(178,883)
Redemption Fees	—	475	—	—	—	71

R Class Transactions	$—	$(205,240)	$—	$—	$—	$(146,002)

Net Increase (Decrease) from Capital Transactions	$14,509,263	$(258,749,901)	$17,482,566	$12,831,056	$30,233,930	$31,305,688

Share Transactions:
Investor Class
Sold	1,614,650	1,770,711	1,787,924	2,557,427	4,014,218	8,341,839
Issued in Reinvestment of Distributions	472,886	—	—	—	116,281	41,158
Redeemed	(2,002,719)	(7,894,546)	(598,577)	(1,724,792)	(2,969,123)	(8,203,709)

Change in Investor Class Shares	84,817	(6,123,835)	1,189,347	832,635	1,161,376	179,288

Institutional Class
Sold	232,701	4,845,377	—	—	816,198	1,407,327
Issued in Reinvestment of Distributions	26,215	122,121	—	—	40,227	10,661
Redeemed	(50,026)	(7,337,675)	—	—	(361,877)	(309,180)

Change in Institutional Class Shares[2]	208,890	(2,370,177)	—	—	494,548	1,108,808

R Class[1]
Sold	—	3,762	—	—	—	2,470
Issued in Reinvestment of Distributions	—	141	—	—	—	44
Redeemed	—	(85,409)	—	—	—	(14,801)

Change in R Class Shares	—	(81,506)	—	—	—	(12,287)

Net Increase (Decrease) from Shares Transactions	293,707	(8,575,518)	1,189,347	832,635	1,655,924	1,275,809

[1]	As of the close of business on October 22, 2010, R Class Shares and dollars, as presented above, were converted to the Investor Class at the following rates:

Fund	Shares	Dollars

Focus	1,885	88,385
Small Cap Financial	728	13,302

[2]	Change in shares does not include reverse stock split effective December 10, 2010 of 13.2 million shares.

129

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

			FBR Gas Utility
	FBR Technology Fund		Index Fund

	For the	For the	For the	For the
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,
	2011	2010	2011	2010

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$657,479	$4,502,499	$42,311,295	$37,521,462
Reinvestment of Distributions	—	—	5,813,711	7,473,451
Shares issued in connection with acquisition (Note 13)	—	3,467,076	—	—
Cost of Shares Redeemed	(1,740,757)	(9,466,250)	(15,895,260)	(30,322,875)
Redemption Fees	—	9,864	—	18,301

Investor Class Transactions	$(1,083,278)	$(1,486,811)	$32,229,746	$14,690,339

Institutional Class[1]
Proceeds from Sale of Shares	$101,570	$136,186	$—	$—
Reinvestment of Distributions	—	—	—	—
Cost of Shares Redeemed	(3,504,300)	(1,835,881)	—	—
Shares issued in connection with acquisition (Note 13)	—	6,031,138	—	—
Redemption Fees	—	22	—	—

Institutional Class Transactions	$(3,402,730)	$4,331,465	$—	$—

R Class[2]
Proceeds from Sale of Shares	$—	$—	$—	$22,330
Reinvestment of Distributions	—	—	—	9,429
Cost of Shares Redeemed	—	—	—	(134,638)
Redemption Fees	—	—	—	—

R Class Transactions	$—	$—	$—	$(102,879)

Net Increase (Decrease) from Capital Transactions	$(4,486,008)	$2,844,654	$32,229,746	$14,587,460

Share Transactions:
Investor Class
Sold	57,078	442,474	2,221,223	2,250,826
Issued in Reinvestment of Distributions	—	—	318,144	459,731
Shares issued in connection with acquisition (Note 13)	—	331,367	—	—
Redeemed	(148,392)	(954,032)	(854,934)	(1,822,655)

Change in Investor Class Shares	(91,314)	(180,191)	1,684,433	887,902

Institutional Class[1]
Sold	6,923	13,080	—	—
Issued in Reinvestment of Distributions	—	—	—	—
Shares issued in connection with acquisition (Note 13)	—	576,427	—	—
Redeemed	(310,497)	(170,353)	—	—

Change in Institutional Class Shares	(303,574)	419,154	—	—

R Class[2]
Sold	—	—	—	3,218
Issued in Reinvestment of Distributions	—	—	—	1,438
Redeemed	—	—	—	(19,029)

Change in R Class Shares	—	—	—	(14,373)

Net Increase (Decrease) from Shares Transactions	(394,888)	238,963	1,684,433	873,529

[1]	Represents the period from commencement of operation (March 12, 2010) through October 31, 2010.
[2]	As of the close of business on October 22, 2010, R Class Shares and dollars, as presented above, were converted to the Investor Class at the following rates:

Fund	Shares	Dollars

Gas Utility Index	2,227	39,647

130

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

	FBR Balanced Fund			FBR Core Bond Fund

	For the	For the Period	For the	For the	For the Period	For the
	Six Months	April 1,	Year	Six Months	April 1,	Year
	Ended	2010 to	Ended	Ended	2010 to	Ended
	April 30,	October 31,	March 31,	April 30,	October 31,	March 31,
	2011	2010[1]	2010	2011	2010[1]	2010

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$4,457,992	$4,484,381	$32,146,517	$367,522	$513,557	$3,653,595
Reinvestment of Dividends	420,683	521,342	633,192	124,932	85,007	104,494
Cost of Shares Redeemed	(6,511,655)	(11,758,359)	(9,773,718)	(878,148)	(968,404)	(1,905,453)
Redemption Fees	2,491	3,433	4,218	228	473	595

Investor Class Transactions	$(1,630,489)	$(6,749,203)	$23,010,209	$(385,466)	$(369,367)	$1,853,231

Institutional Class
Proceeds from Sale of Shares	$2,849,685	$2,541,008	$1,841,926	$105,387	$118,540	$519,301
Reinvestment of Dividends	283,844	302,152	570,113	144,230	118,753	227,059
Cost of Shares Redeemed	(1,224,670)	(1,497,600)	(3,125,016)	(336,739)	(909,769)	(432,948)
Redemption Fees	14	(101)	6,396	5	(75)	75

Institutional Class Transactions	$1,908,873	$1,345,459	$(706,581)	$(87,117)	$(672,551)	$313,487

Class B
Proceeds from Sale of Shares	$—	$—	$1,514	$—	$—	$—
Reinvestment of Dividends	—	—	5,250	—	—	7,850
Cost of Shares Redeemed[2]	—	—	(1,559,965)	—	—	(1,345,474)
Redemption Fees	—	—	30	—	—	—

Class B Transactions	$—	$—	$(1,553,171)	$—	$—	$(1,337,624)

Class C
Proceeds from Sale of Shares	$—	$—	$5,316,509	$—	$—	$383,435
Reinvestment of Dividends	—	—	341,418	—	—	41,953
Cost of Shares Redeemed[3]	—	—	(26,216,819)	—	—	(1,307,212)
Redemption Fees	—	—	3,390	—	—	—

Class C Transactions	$—	$—	$(20,555,502)	$—	$—	$(881,824)

Net Increase (Decrease) from Capital Transactions	$278,384	$(5,403,744)	$194,955	$(472,583)	$(1,041,918)	$(52,730)

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

	FBR Balanced Fund			FBR Core Bond Fund

	For the	For the Period	For the	For the	For the Period	For the
	Six Months	April 1,	Year	Six Months	April 1,	Year
	Ended	2010 to	Ended	Ended	2010 to	Ended
	April 30,	October 31,	March 31,	April 30,	October 31,	March 31,
	2011	2010[1]	2010	2011	2010[1]	2010

Share Transactions:
Investor Class
Sold	361,240	386,667	2,792,865	38,649	53,515	393,512
Issued in Reinvestment of Distributions	34,017	46,160	58,384	13,287	8,815	11,269
Redeemed	(530,524)	(1,015,977)	(904,179)	(92,702)	(101,005)	(148,213)

Investor Class Transactions	(135,267)	(583,150)	1,947,070	(40,766)	(38,675)	256,568

Institutional Class
Sold	242,338	226,162	184,464	12,059	13,329	60,904
Issued in Reinvestment of Distributions	24,068	27,964	55,198	16,671	13,358	26,557
Redeemed	(105,194)	(134,274)	(307,725)	(38,174)	(101,075)	(50,693)

Institutional Class Transactions	161,212	119,852	(68,063)	(9,444)	(74,388)	36,768

Class B
Sold	—	—	163	—	—	—
Issued in Reinvestment of Distributions	—	—	548	—	—	891
Redeemed[2]	—	—	(123,582)	—	—	(152,747)

Class B Transactions	—	—	(122,871)	—	—	(151,856)

Class C
Sold	—	—	527,911	—	—	42,457
Issued in Reinvestment of Distributions	—	—	32,222	—	—	4,689
Redeemed[3]	—	—	(2,280,810)	—	—	(199,294)

Class C Transactions	—	—	(1,720,677)	—	—	(152,148)

Net Increase (Decrease) from Shares Transactions	25,945	(463,298)	35,459	(50,210)	(113,063)	(10,668)

[1]	The Funds changed their fiscal year end from March 31 to October 31.
[2]	As of the close of business on July 31, 2009, Class B Shares and dollars, as presented above, were converted to the Advisor Class (name changed to Investor Class) at the following rates:

Fund	Shares	Dollars

Balanced	116,509	1,194,212
Total Return Bond	141,233	1,292,283

[3]	As of the close of business on March 12, 2010, Class C Shares and dollars, as presented above, were converted to the Investor Class at the following rates:

Fund	Shares	Dollars

Balanced	1,752,189	20,027,830
Total Return Bond	157,483	1,482,408

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

7. Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid for each Fund’s tax year was as follows:

		Long-Term	Return of
	Ordinary Income	Capital Gains	Capital

	Dollar	Dollar	Dollar
	Amount	Amount	Amount

Large Cap Fund
For the Year Ended October 31, 2010	$94,558	$—	$—
For the Year Ended October 31, 2009	38,623	—	—
Mid Cap Fund
For the Year Ended October 31, 2010	26,791	—	—
For the Year Ended October 31, 2009	72,339	—	—
Small Cap Fund
For the Year Ended October 31, 2010	353,677	—	—
For the Year Ended October 31, 2009	—	—	—
Focus Fund
For the Year Ended October 31, 2010	282,614	—	—
For the Year Ended October 31, 2009	—	106,380,482	—
Large Cap Financial Fund
For the Year Ended October 31, 2010	—	—	—
For the Year Ended October 31, 2009	243,517	—	—
Small Cap Financial Fund
For the Year Ended October 31, 2010	866,424	—	—
For the Year Ended October 31, 2009	2,344,398	—	—

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

		Long-Term	Return of
	Ordinary Income	Capital Gains	Capital

	Dollar	Dollar	Dollar
	Amount	Amount	Amount

Technology Fund
For the Year Ended October 31, 2010	$—	$—	$—
For the Year Ended October 31, 2009	—	—	—
Gas Utility Index Fund
For the Year Ended October 31, 2010	7,800,261	249,041	—
For the Year Ended October 31, 2009	6,301,517	9,585,471	—
Balanced Fund
For the Period Ended October 31, 2010	1,180,776	—	—
For the Year Ended March 31, 2010	2,305,981	—	—
For the Year Ended March 31, 2009	2,392,955	495,704	243,198
Core Bond Fund
For the Period Ended October 31, 2010	738,749	—	—
For the Year Ended March 31, 2010	1,277,489	154,005	—
For the Year Ended March 31, 2009	1,037,660	—	—

The following information is computed on a tax basis for each item:

	As of October 31, 2010

					Large Cap
	Large Cap	Mid Cap	Small Cap	Focus	Financial
	Fund	Fund	Fund	Fund	Fund

Tax cost of investment securities	$42,551,822	$18,728,450	$32,923,713	$405,200,861	$50,461,861

Gross unrealized appreciation	4,267,136	1,493,243	3,389,707	314,922,365	1,136,250
Gross unrealized depreciation	—	—	(1,083,589)	(11,379,106)	(3,532,632)

Net unrealized appreciation (depreciation)	4,267,136	1,493,243	2,306,118	303,543,259	(2,396,382)
Undistributed ordinary income	137,874	23,354	10,212	—	—
Undistributed long-term capital gains	—	—	—	25,360,214	—
Capital loss carryforward	(13,666,168)	(4,478,465)	(14,878,093)	—	(1,172,377)

Accumulated earnings (deficit)	$(9,261,158)	$(2,961,868)	$(12,561,763)	$328,903,473	$(3,568,759)

	As of October 31, 2010

	Small Cap		Gas Utility
	Financial	Technology	Index	Balanced	Core Bond
	Fund	Fund	Fund	Fund	Fund

Tax cost of investment securities	$235,356,681	$11,550,070	$153,724,545	$74,590,517	$26,687,384

Gross unrealized appreciation	20,588,897	976,715	91,515,344	11,443,673	2,367,297
Gross unrealized depreciation	(13,425,996)	(255,898)	(1,407,612)	(2,545,205)	(559,458)

Net unrealized appreciation	7,162,901	720,817	90,107,732	8,898,468	1,807,839
Undistributed ordinary income	2,467,641	—	279,208	95,782	27,666
Undistributed long-term capital gains	—	—	2,612,224	—	447,915
Capital loss carryforward	—	(3,183,740)	—	(8,002,724)	—

Accumulated earnings (deficit)	$9,630,542	$(2,462,923)	$92,999,164	$991,526	$2,283,420

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

Unused capital loss carryforwards as of October 31, 2010, were as follows:

	Amount	Expires October 31,

Large Cap Fund	$683,175	2015
Large Cap Fund	8,818,067	2016
Large Cap Fund	4,164,926	2017
Mid Cap Fund	958,128	2016
Mid Cap Fund	3,520,337	2017
Small Cap Fund	10,278,985	2016
Small Cap Fund	4,599,108	2017
Large Cap Financial Fund	10,229	2016
Large Cap Financial Fund	1,162,148	2017
Technology Fund	1,275,695	2016
Technology Fund	1,908,045	2017
Balanced Fund	3,245,429	2016
Balanced Fund	4,757,295	2017

During the year ended October 31, 2010, the Large Cap Fund, Mid Cap Fund, Small Cap Fund, Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund and the Technology Fund utilized $1,461,832, $703,394, $1,065,369, $9,577,506, $2,235,403, $6,355,292, and $1,406,135 of capital loss carryforwards, respectively. During the period ended October 31, 2010, the Balanced Fund utilized $1,854,484 of capital loss carryforwards. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

8. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the six months ended April 30, 2011, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/10	Purchases	Sales	4/30/11	Gain (Loss)	Dividends	04/30/11	Cost

FBR Focus Fund
99 Cents Only Stores	3,810,235	—	—	3,810,235	$—	$—	$76,814,338	$38,109,786

9. Payment by Affiliate

During the fiscal year ended October 31, 2009, Fund Advisers voluntarily reimbursed the FBR Small Cap Fund $7,834, in connection with the Fund’s inadvertent investment in the shares of another investment company which was made by Fund Advisers in excess of applicable investment limitations. This reimbursement has been classified in the Fund’s Financial Highlights as “Net increase from payments by affiliates”.

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

10. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. Subsequent Events

ASC Topic 855, “Subsequent events” occurring after April 30, 2011 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Acquisition and Reorganization

On March 12, 2010, the FBR Large Cap Fund acquired all of the assets and liabilities of AFBA 5Star Large Cap Growth Fund. The acquisition was accomplished by a tax-free exchange of 149,555 shares of Investor Class and 3,226,962 shares of I Class of the fund (valued at $31,894,866) for all of the assets and liabilities of AFBA 5Star Large Cap Growth Fund. The acquired fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Large Cap Growth Fund’s net assets on that date were $31,889,385 including $2,287,467 of unrealized appreciation, and $(14,814,733) of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $51,870,712.

On March 12, 2010, the FBR Mid Cap Fund acquired all of the assets and liabilities of AFBA 5Star Mid Cap Fund. The acquisition was accomplished by a tax-free exchange of 279,797 shares of Investor Class and 1,201,247 shares of I Class of the fund (valued at $14,367,167) for all of the assets and liabilities of AFBA 5Star Mid Cap Fund. The acquired fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Mid Cap Fund’s net assets on that date were $14,367,167 including $673,442 of unrealized appreciation, and $(5,068,954) of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $21,225,730.

On March 12, 2010, the FBR Small Cap Growth Fund, formerly, FBR Pegasus Small Cap Growth Fund acquired all of the assets and liabilities of AFBA 5Star Small Cap Fund. The acquisition was accomplished by a tax-free exchange of 1,199,929 shares of Investor Class and 860,878 shares of I Class of the fund (valued at $21,761,430) for all of the assets and liabilities of AFBA 5Star Small Cap Fund. The acquired fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Small Cap Fund’s net assets on that date were $21,761,430 including $703,098 of unrealized appreciation. The aggregate net assets of the fund after the acquisition were $29,221,690. Effective as of the close of business on August 27, 2010, the FBR Pegasus Small Cap Growth FundTM (the “Acquired Fund”) was reorganized into the FBR Small Cap Fund (the “Acquiring Fund”) in a transaction pursuant to which all of the assets of the Acquired fund were transferred to

The FBR Funds

Notes to Financial Statements (continued) (unaudited)

the Acquiring Fund and shareholders of the Acquired Fund became shareholders of the Acquiring Fund. Accordingly, as of the closing date, shares of the Acquired Fund were no longer offered or sold. FBR Pegasus Small Cap GrowthTM net assets on that date were $21,961,696 including ($1,858,984) of unrealized depreciation and ($15,943,462) accumulated net realized loss on investments. The aggregate net assets of the fund after the reorganization was $31,347,737.

On March 12, 2010, the FBR Technology Fund acquired all of the assets and liabilities of AFBA 5Star Science & Technology Fund. The acquisition was accomplished by a tax-free exchange of 331,367 shares of Investor Class and 576,427 shares of I Class of the fund (valued at $9,498,214) for all of the assets and liabilities of AFBA 5Star Science & Technology Fund. The acquired fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Science & Technology Fund’s net assets on that date were $9,498,214 including $58,764 of unrealized appreciation. The aggregate net assets of the fund after the acquisition were $20,831,958. Immediately following this acquisition, the FBR Technology Fund I Class shares commenced operations.

Effective as of the close of business on October 22, 2010, the R Class shares of the FBR Focus Fund, FBR Small Cap Financial Fund and FBR Gas Utility Index Fund were closed. Outstanding shares were exchanged for Investor Class shares of the same Fund having an aggregate net asset value equal to the aggregate net asset value of the R Class shares so exchanged.

The FBR Funds

Important Supplemental Information (unaudited)

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual reports.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	June 27, 2011

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	June 27, 2011

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	June 27, 2011

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds